Exhibit 10.8

CONFIDENTIAL

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

between

MERSANA THERAPEUTICS, INC.

and

RECEPTA BIOPHARMA S.A.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

i

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

7.	REPRESENTATIONS AND WARRANTIES	31

	7.1 Mutual Representations and Warranties	31
	7.2 Recepta Representations and Warranties	32
	7.3 Mersana Representations and Warranties	33
	7.4 Disclaimer of Warranty	33

8.	INDEMNIFICATION	34

	8.1 Indemnification by Mersana	34
	8.2 Indemnification by Recepta	34
	8.3 Procedure for Indemnification	34
	8.4 Insurance	35

9.	PATENTS	36

	9.1 Prosecution and Maintenance	36
	9.2 Notice of Patent Challenge	36
	9.3 Patent Challenge Regarding Mersana Patents	37
	9.4 Patent Challenge Regarding Recepta Patents	37
	9.5 Defense of Infringement Claims	38
	9.6 Biosimilars	38

10.	TERM AND TERMINATION	38

	10.1 Term	38
	10.2 Termination	39
	10.3 Effects of Termination	40
	10.4 Availability of Cell Lines	43
	10.5 Accrued Rights; Surviving Obligations	43

11.	MISCELLANEOUS	44

	11.1 Publications	44
	11.2 Public Announcements	44
	11.3 No Debarred Personnel	44
	11.4 Relationship of the Parties	44
	11.5 Registration of this Agreement	45
	11.6 Force Majeure	45
	11.7 Dispute Resolution	45
	11.8 Governing Law	46
	11.9 Attorneys’ Fees and Related Costs	46
	11.10 Assignment	46
	11.11 Notices	46
	11.12 Severability	47
	11.13 Headings	47
	11.14 Waiver	47
	11.15 Entire Agreement	47
	11.16 Modification	47
	11.17 No Third Party Beneficiaries	47
	11.18 Ambiguities	47
	11.19 Counterparts	48

ii

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This License, Development and Commercialization Agreement (“Agreement”), effective as of July 9, 2015 (“Effective Date”), is by and between Mersana Therapeutics, Inc. (“Mersana”), with offices at 840 Memorial Dr., Cambridge, MA 02139, USA and Recepta Biopharma, S.A. (“Recepta”), with offices at Rua Tabapuã, 1123 conj 36, Itaim Bibi, São Paulo, SP, CEP 04533 - 014, Brazil.  Mersana and Recepta may be referred to in this Agreement individually as a “Party” or together as the “Parties.”

BACKGROUND

WHEREAS, Mersana controls certain intellectual property rights relating to antibody-drug conjugates, including rights to its proprietary Fleximer® technology;

WHEREAS, Recepta controls certain patents, patent applications, proprietary know-how, scientific and technical information relating to the Antibody (as defined below), all of which Recepta controls from Brazil;

WHEREAS, subject to the terms and conditions of this Agreement, Mersana wishes to obtain, and Recepta is willing to grant, an exclusive license to certain intellectual property rights for the development, use, manufacture and commercialization of therapeutic products for the treatment of human cancers; and

WHEREAS, subject to the terms and conditions of this Agreement, Recepta desires to obtain the exclusive right in Brazil to commercialize products developed by Mersana pursuant to the aforementioned license.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.             DEFINITIONS.  For purposes of this Agreement, the following capitalized terms, whether used in the singular or plural, shall have the following meanings:

1.1          “Additional Development Activities” shall have the meaning assigned thereto in Section 3.1.2.

1.2          “Affiliate” means any Person that, directly or indirectly, controls, is controlled by or is under common control with a Party for so long as such control exists, where “control” means the direct or indirect ownership of at least fifty percent (50%) of the voting securities of an entity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in particular jurisdiction), or such other relationship as results in the power to control the management and policies of an entity.  References herein to a Party’s “controlled Affiliates” shall mean any Person that is directly or indirectly controlled, within the meaning of this definition, by such Party.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.3          “Antibody” means Recepta’s proprietary monoclonal antibody sequence that [***].

1.4          “ANVISA” means the Brazilian National Sanitary Surveillance Agency or any successor agency thereto.

1.5          “Applicable Law” means any law, statute, rule or regulation issued by a Governmental Authority or Regulatory Authority and any judicial, governmental or administrative order, judgment, decree, or ruling, in each case as applicable to the subject matter of this Agreement and the Parties and having a binding effect on the applicable Person.

1.6          “BLA” means a Biologics License Application or any amendments thereto submitted to the FDA, or any equivalent application in the United States that replaces such application.

1.7          “BLA Acceptance” means the written notification by the FDA that the BLA has met all the criteria for filing acceptance.

1.8          “BLA Approval” means approval by the FDA for marketing and sale of a Licensed Product in the United States, including any applicable final labeling approval, whether by virtue of any accelerated approvals, such as through Breakthrough Therapy Designation, or otherwise.

1.9          “Breakthrough Therapy Designation” means a drug designated by the FDA as a Breakthrough Therapy pursuant to Section 902 of the Food and Drug Administration Safety and Innovation Act, Pub. L. No. 112-144, 126 Stat. 993 (2012), as it may be amended from time to time, and the regulations promulgated thereunder.

1.10        “Business Day” means, (i) when used in relation to any obligation or notice to be given by Mersana, any day that is not a Saturday or Sunday or a day on which banks in New York, New York are authorized or required to be closed, or (ii) when used in relation to any obligation or notice to be given by Recepta, any day that is not a Saturday or Sunday or a day on which banks in São Paulo, Brazil are authorized or required to be closed, or (iii) when used in relation to any other matter, any day that is not a Saturday or Sunday or a day on which banks in either New York, New York or São Paulo, Brazil are authorized or required to be closed.

1.11        “Cessation Date” shall the meaning assigned thereto in Section 10.3.2(a).

1.12        “Claim” means any charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand.

1.13        “Clinical Trials” means a clinical trial in human subjects that has been approved by a Regulatory Authority and an institutional review board or ethics committee, and is designed to measure the safety and/or efficacy of a Licensed Product.  Clinical Trials shall include Phase I Clinical Trials, Phase II Clinical Trials, Phase III Clinical Trials and any pre-clinical or post-Regulatory Approval studies undertaken in relation to any Licensed Product.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.14        “Combination Product” means a product that consists of an antibody drug conjugate and other active compounds or active ingredients sold as a single formulation or any combination of a Licensed Product sold together with another product that is not a Licensed Product (“Other Product”) for a single invoiced price.  Notwithstanding the foregoing, Other Products shall not include any Linker, drug delivery vehicle, cytotoxic compound or other therapeutically active ingredient conjugated or otherwise linked to the Antibody, adjuvant, excipient or diagnostic compound.

1.15        “Commercialization” or “Commercialize” means engaging in any and all activities directed to (i) in the case of either Party’s activities, obtaining pricing and reimbursement approvals, marketing, promoting, distributing, offering for sale, selling, importing, or commercially exploiting a product and (ii) in the case of Mersana’s activities (in addition to the activities listed under the foregoing clause (i)) exporting a product and conducting post-Regulatory Approval studies.

1.16        “Confidential Information” shall have the meaning assigned thereto in Section 6.1.

1.17        “Control” or “Controlled” when used in reference to any intellectual property or intellectual property right of either Party or its Affiliates, including Patents and Know-How of such Party or such Affiliates, means the legal authority or right of such Party or such Affiliates to:  (i) grant, or procure the grant of, a license or sublicense, to the extent provided for herein, of the intellectual property, intellectual property right, material, Know-How or information to the other Party; and/or (ii) in relation to material, Know-How and information only, disclose or provide access to, to the extent provided for herein, such material, Know-How or information to the other Party, and in each case without (1) breaching the terms of any agreement with a Third Party, (2) misappropriating the material, Know-How or information of a Third Party or (3) paying any additional consideration to any Third Party.

1.18        “Cover” or “Covering” means, (i) with respect to any Patent, that at least one Valid Claim of such Patent would be infringed by the product, method, use, or device, as applicable, and (ii) with respect to any other intellectual property right that the product, method, use or device would infringe or misappropriate such rights unless a license were granted.

1.19        “Development” or “Develop” means engaging in preclinical and clinical drug development activities, including, but not limited to, discovery, test method development, stability testing, toxicology, formulation, process development, manufacturing scale-up, development-stage manufacturing, analytical method validation, manufacturing process validation, cleaning validation, post-approval changes, quality assurance/quality control, statistical analysis, report writing, preclinical studies, Clinical Trials, regulatory filing submission and approval and regulatory affairs.

1.20        “Diligent Efforts” means, with respect to a Party’s obligations or tasks under this Agreement, the carrying out of such obligations or tasks with a level of effort and resources as would normally be devoted by a biotechnology company of similar size, resources and experience in connection with the research, development, manufacture or commercialization of a product (or product under development) owned by it, or to which it has exclusive rights,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

which is of similar market potential, profit potential or strategic value, based on the conditions then prevailing, taking into account, among other things, patient safety, efficacy and the costs and timeframes necessary to achieve Regulatory Approval in the relevant territory. The foregoing efforts shall at least be consistent with those that the applicable Party would normally devote to a product (or product under development) of similar market potential, profit potential or strategic value resulting from its own research efforts, based on the conditions then prevailing.  In determining the appropriate level of efforts required to be devoted to its tasks and obligations under this Agreement, in no event shall a Party take into account the market potential, profit potential or strategic value of any product (or product under development) (other than the Licensed Products) to which it or any of its controlled Affiliates has any right or interest that targets the same protein as the Antibody, such that the market potential, profit potential and strategic value of the Licensed Products shall not be considered in relation to the market potential, profit potential and strategic value of any such other product (or product under development) to which the applicable Party or any of its controlled Affiliates has any right or interest that targets the same protein as the Antibody.  Without limiting the foregoing, Diligent Efforts in all cases requires at least that the applicable Party (i) promptly assigns responsibility for such obligations to specific employee(s) who monitor progress on an ongoing basis; (ii) sets and consistently seeks to achieve specific and meaningful objectives for carrying out such obligations; and (iii) consistently makes and implements decisions and allocates resources designed to advance progress with respect to such objectives; provided, however, that the foregoing clauses (i) through (iii) shall not apply to any activity in respect of the Development, manufacturing or Commercialization of Licensed Products that a Party, acting reasonably and in good faith, has suspended or delayed (a) due to medical necessity to protect patients enrolled in a Clinical Trial or for other safety or efficacy reasons, or (b) in order to comply with Applicable Laws.  Diligent Efforts will be determined on a country-by-country basis.

1.21        “Disclosing Party” shall have the meaning assigned thereto in Section 6.1.

1.22        “Effective Date” shall have the meaning assigned thereto in the first paragraph of this Agreement.

1.23        “EMA” means the European Medicines Agency and any successor agency thereto.

1.24        “FD&C Act” means the United States Federal Food, Drug & Cosmetic Act, as amended, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.25        “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.26        “Field” means the diagnosis, prophylaxis and/or treatment of human cancers.

1.27        “First Commercial Sale” means, with respect to any Licensed Product and with respect to any country of the Territory, the first transfer or disposition for value of a Licensed Product by either Party or its Affiliates or sublicensees to a Third Party following, if

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

required by Applicable Law, Regulatory Approval and Pricing Approval of such Licensed Product and, when Regulatory Approval and Pricing Approval are not required by Applicable Law for the Licensed Product, the first sale, transfer or disposition for value of a Licensed Product in that country by either Party or its Affiliates or sublicensees to a Third Party; provided, that sales for clinical study purposes or compassionate, named patient (paid or unpaid) or similar use will not constitute a First Commercial Sale.

1.28        “Fleximer®” means Mersana’s biodegradable polymer platform, poly(hydroxymethylethylene)hydroxymethyl formal, in any of its forms and sizes and varieties, including any improvements or enhancements thereto or adaptations or subsequent versions thereof.

1.29        “Force Majeure Event” shall have the meaning assigned thereto in Section 11.6.

1.30        “General Improvement” means any discovery (whether patentable or not) (i) which is invented during the Term by Mersana or its Affiliates or sublicensees as a result of Development or other activities undertaken by it or its Affiliates or sublicensees within the scope of this Agreement in respect of a Licensed Product and (ii) which relates to the Antibody and one or more other antibodies. For the avoidance of doubt, General Improvement does not include any discovery which is invented by any of Mersana’s Affiliates (a) prior to or after the Term of the Agreement or (b) during the Term but is not actually used by Mersana’s Affiliate or Mersana at any time during the Term in the Development, Commercialization or commercial manufacturing of, or incorporated in, any Licensed Product or the Antibody.

1.31        “Good Manufacturing Practices” or “GMP” means, with respect to the United States, the minimum then-current good manufacturing practices for methods, facilities, and controls to be used for the manufacture, processing, packing, or holding of a drug to assure that it meets the requirements of the FD&C Act for safety and has the identity and strength and meets the quality and purity characteristics, specified in 21 C.F.R. Parts 210 and 211, as may be amended, and, with respect to any other country or jurisdiction, the regulations in such other country or jurisdiction having a comparable purpose.

1.32        “Governmental Authority” means an applicable multi- or supra-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.33        “ICC” means the International Chamber of Commerce.

1.34        “IND” means (i) in the United States, an Investigational New Drug Application, as defined in the FD&C Act, that is required to be filed with the FDA before conducting a Clinical Trial (including all supplements and amendments that may be filed with respect to the foregoing); and (ii) any foreign counterpart of the foregoing.

1.35        “Indemnified Party” shall have the meaning assigned thereto in Section 8.3.1.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.36        “Indemnifying Party” shall have the meaning assigned thereto in Section 8.3.1.

1.37        “Initiation” means, with respect to a Clinical Trial, the date of the dosing of the first subject.

1.38        “Know-How” means proprietary technical information, processes, formulae, data, inventions (whether or not patentable), methods, knowledge, discoveries, trade secrets and other information that are not generally known, including any tangible embodiments of the foregoing.

1.39        “Licensed Products” means (i) with respect to products manufactured, Developed or Commercialized by Mersana and/or any of its Affiliates or sublicensees, any product that (a) contains the [***], and (b) the Development, manufacture, use or Commercialization of which utilizes any Recepta Know-How or, [***] or (ii) with respect to products Commercialized by Recepta or any of its Affiliates or sublicensees, any formulation of a product described in clause (i) above which results from the Development activities carried out by Mersana and/or any of its Affiliates or sublicensees pursuant to this Agreement.

1.40        “LICR” means the Ludwig Institute for Cancer Research and any successor entity thereto.

1.41        “LICR License” means that certain Research, Development and License Agreement between LICR and Recepta, dated October 10, 2006, [***].

1.42        “Linker” shall have the meaning assigned thereto in the definition of Mersana Platform Know-How.

1.43        “Losses” means any and all damages (including, but not limited to, all loss of profits, diminution in value, and incidental, indirect, consequential, special, reliance, exemplary, punitive, statutory and treble damages), awards, deficiencies, settlement amounts, defaults, assessments, fines, dues, penalties, costs, fees, liabilities, obligations, taxes, liens, losses and expenses (including, but not limited to, court costs, interest and reasonable fees of attorneys, accountants and other experts) incurred by or awarded to Third Parties and required to be paid to Third Parties with respect to a Claim by reason of any judgment, order, decree, stipulation or injunction, or any settlement entered into in accordance with the provisions of this Agreement, together with all documented out-of-pocket costs and expenses incurred in contesting any Third Party Claim or complying with any judgments, orders, decrees, stipulations and injunctions that arise from or relate to a Third Party Claim.

1.44        “Major Market” means the following countries: [***].

1.45        “MAA” means a Marketing Authorization Approval issued by the EMA.

1.46        “Mersana” shall have the meaning assigned thereto in the preamble.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.47        “Mersana Annual Net Sales” means Mersana’s, its Affiliates’ and its sublicensees’ aggregate worldwide Net Sales of all Licensed Products in a given calendar year during the Royalty Term.

1.48        “Mersana Cytotoxic Compound” means [***] that Mersana or any of its Affiliates Controls as of the Effective Date or at any time during the Term.

1.49        “Mersana Know-How” means Know-How, other than Recepta Know-How, that is (i) owned or Controlled by Mersana or any Affiliate of Mersana as of the Effective Date or at any time during the Term and (ii) necessary or useful to manufacture, Develop or Commercialize Licensed Products; provided, however, that in no event will any Specific Improvements constitute Mersana Know-How.

1.50        “Mersana Platform Know-How” means Mersana Know-How to the extent relating to or consisting of (i) a Mersana Cytotoxic Compound, (ii) [***], (iii) the conjugation of a Mersana Cytotoxic Compound to a Linker, (iv) the conjugation of a pharmaceutical compound to a Linker, (v) [***] or (vi) [***]; provided, however, that in no event will any Specific Improvements constitute Mersana Platform Know-How.

1.51        “Mersana Patents” means all Patents that are owned or Controlled by Mersana or any of its controlled Affiliates as of the Effective Date, or which become owned or Controlled by it or any of its controlled Affiliates during the Term, that, but for the license granted to Recepta under Section 2.1.2, would be infringed by Recepta’s performance of its obligations or exercise of its rights under this Agreement; provided, however, that the Mersana Patents shall not include the Recepta Patents.

1.52        “Mersana Platform Patents” means all Mersana Patents that Cover any Mersana Platform Know-How.

1.53        “Mersana Product Patents” means all Mersana Patents other than Mersana Platform Patents.

1.54        “Mersana Promotional Materials” shall have the meaning set forth in Section 2.3.1.

1.55        “Mersana Technology” means the Mersana Patents and the Mersana Know-How.

1.56        “MHLW” means the Ministry of Health, Labour and Welfare in Japan, and any successor agency thereto.

1.57        “Net Sales” means the gross amounts invoiced or otherwise billed by a Party, its Affiliates or a Party’s sublicensees for sales of Licensed Products to Third Party purchasers of such Licensed Products, less the following deductions with respect to such sales to the extent that such amounts are either included in the billing as a line item as part of the gross amount invoiced, or otherwise documented to be specifically attributable to actual sales of such Licensed Products:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(a)           trade discounts, including trade, cash and quantity discounts or rebates, credits or refunds (including inventory management fees, discounts or credits);

(b)           allowances or credits actually granted upon claims, returns or rejections of Licensed Products, including recalls, regardless of the Party requesting such recall;

(c)           bad debts; provided that the amount of any bad debts deducted pursuant to this exception and actually collected in a subsequent calendar quarter shall be included in Net Sales for such subsequent calendar quarter;

(d)           charges included in the gross sales price for freight, insurance, transportation, postage, handling and any other charges relating to the sale, transportation, delivery or return of such Licensed Product;

(e)           customs duties, sales, excise and use taxes and any other governmental charges (including value added tax) actually paid in connection with the transportation, distribution, use or sale of such Licensed Product (but excluding what are commonly known as income taxes);

(f)            rebates and chargebacks or retroactive price reductions made to federal, state or local governments (or their agencies), or any Third Party payor, administrator or contractor, including managed health organizations; and

(g)           non-recurring cash consideration given to Third Parties for the direct costs incurred by such Third Parties for establishing the infrastructure necessary for such Third Parties to import or distribute any Licensed Product in any country in the Territory where a Party does not have such infrastructure in place (specifically excluding any commission paid to sales personnel, sales representatives and sales agents who are employees or consultants of the selling Party or its Affiliates or any of their sublicensees).

All of the foregoing deductions from the gross invoiced sales prices of Licensed Products will be determined in accordance with IFRS or GAAP, or such other accounting standard utilized by the Party or its Affiliate or sublicensee, as consistently applied by the applicable Party or its Affiliate  or sublicensee, as applicable, with respect to external reporting.  In the event that a Party, its Affiliates or any of its sublicensees makes any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments will be reported and reconciled in the next report and payment of any royalties due.

For clarification, sale of Licensed Products by a Party, its Affiliates or any of its sublicensees to another of these entities for resale by such entity to a Third Party shall not be deemed a sale for purposes of this definition of “Net Sales” unless such entity is the end customer of the Licensed Product sold. Further, use, supply or donation of Licensed Products by a Party, its Affiliates or any of its sublicensees for no profit (i) in connection with patient assistance programs, (ii) for charitable or promotional purposes, (iii) for preclinical, clinical, regulatory or governmental purposes, or compassionate use or other similar programs, or (iv) for tests or studies reasonably

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

necessary to comply with any Applicable Law, regulation or request by a Regulatory Authority shall not, in each case, be deemed sales of such Licensed Products for purposes of this definition of “Net Sales.”

1.58        “Other Product” shall have the meaning assigned thereto in the definition of Combination Product.

1.59        “Party” or “Parties” shall have the meaning assigned thereto in the first paragraph of this Agreement.

1.60        “Patent” means any and all national, regional or international (i) issued patents and pending patent applications (including provisional patent applications), (ii) patent applications filed either from the foregoing or from an application claiming priority in whole or in part to the foregoing, including all provisional applications, converted provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (iii) patents-of-addition, revalidations, reissues, reexaminations and extensions, adjustments or restorations  by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (iv) inventor’s certificates, utility models, innovation patents and design patents, (v) other forms of government-issued rights substantially similar to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (vi) United States and foreign counterparts of any of the foregoing.

1.61        “Patent Challenge” shall have the meaning assigned thereto in Section 9.2.

1.62        “Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship or other de jure entity organized under Applicable Laws of any jurisdiction.

1.63        “Phase I Clinical Trial” means a Clinical Trial that provides for the first introduction into humans of a product with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product, in a manner that is generally consistent with 21 CFR § 312.21(a), as amended (or its successor regulation).

1.64        “Phase II Clinical Trial” means a Clinical Trial, the principal purpose of which is to make a preliminary determination as to whether a product is safe for its intended use and to obtain sufficient information about such product’s efficacy, in a manner that is generally consistent with 21 CFR § 312.21(b), as amended (or its successor regulation), to permit the design of further Clinical Trials.

1.65        “Phase III Clinical Trials” means a pivotal Clinical Trial with a defined dose or a set of defined doses of a therapeutic product designed to ascertain efficacy and safety of such product, in a manner that is generally consistent with 21 CFR § 312.21(c), as amended

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(or its successor regulation), for the purpose of enabling the preparation and submission of a BLA or a foreign equivalent thereof.

1.66        “Pricing Approval” means, in any country or jurisdiction where a Governmental Authority is required, pursuant to Applicable Law, to approve or determine pricing or pricing reimbursement for medicinal products sold in such country or jurisdiction, the later of (i) the approval, agreement, determination or governmental decision establishing the price for the applicable Licensed Product that can be legally charged to consumers, as required by Applicable Law in such jurisdiction or country in connection with Commercialization of such Licensed Product in such jurisdiction or country and (ii) the approval, agreement, determination or governmental decision establishing the level of reimbursement for the applicable Licensed Product that will be reimbursed by Governmental Authorities, as required by Applicable Law in such jurisdiction or country in connection with Commercialization of such Licensed Product in such jurisdiction or country.

1.67        “Product Bundle” shall have the meaning set forth in Section 5.7.

1.68        “Promotional Materials” shall have the meaning set forth in Section 2.3.1.

1.69        “Receiving Party” shall have the meaning assigned thereto in Section 6.1.

1.70        “Recepta” shall have the meaning assigned thereto in the preamble.

1.71        “Recepta Annual Net Sales” means Recepta’s and its Affiliates’ and its sublicensees’ (for clarity, excluding Mersana and its sublicensees) aggregate worldwide Net Sales of all Licensed Products in a given calendar year during the Royalty Term.

1.72        “Recepta Know-How” means all Know-How that is (i) owned or Controlled by Recepta or any Affiliate of Recepta as of the Effective Date or at any time during the Term and (ii) necessary or useful for the Development, manufacture and Commercialization of Licensed Products in the Field in the Territory, including, but not limited to, all data and records (including preclinical and process-related data) that are owned or Controlled by Recepta or its Affiliate and related to the Antibody in existence as of the Effective Date.

1.73        “Recepta Patents” means the Patents listed in Exhibit 1 hereto and (i) patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all provisional applications, converted provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (iii) patents-of-addition, revalidations, reissues, reexaminations and extensions, adjustments or restorations  by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (iv) inventor’s certificates, utility models, innovation patents and design patents, (v) other forms of government-issued rights substantially similar to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (vi) United States and foreign counterparts of any of the foregoing, in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

each case (clauses (i) through (vi)), that are owned or Controlled by Recepta or any of its controlled Affiliates as of the Effective Date or at any time during the Term.

1.74        “Recepta Promotional Materials” shall have the meaning assigned thereto in Section 2.3.1.

1.75        “Recepta Technology” means the Recepta Patents, Recepta Know-How and Specific Improvements, collectively.

1.76        “Recepta Territory” means Brazil.

1.77        “Recepta Trademarks” shall have the meaning assigned thereto in Section 2.3.2.

1.78        “Regulatory Approval” means, with respect to a particular country, final regulatory approval (but excluding Pricing Approval) required to commercially sell a Licensed Product for a disease or condition in accordance with the Applicable Laws of such country.  In the United States, its territories and possessions, Regulatory Approval means BLA Approval. In the European Union and for any country that is a member of the European Union, Regulatory Approval means issuance of an MAA or an equivalent by the EMA.

1.79        “Regulatory Authority” means, with respect to a country in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval or a Pricing Approval, for biopharmaceutical products in such country.

1.80        “Responsible Party” shall have the meaning assigned thereto in Section 9.3.

1.81        “ROW Promotional Materials” shall have the meaning assigned thereto in Section 2.3.1.

1.82        “ROW Trademarks” shall have the meaning assigned thereto in Section 2.3.2.

1.83        “Royalty Term” means, (i) when used in relation to a particular country and a particular Licensed Product, a period starting on the Effective Date and expiring upon the later of (a)(1) with respect to products Commercialized by Mersana or any of its Affiliates or sublicensees, the expiry of the last-to-expire Recepta Patent which has at least one Valid Claim Covering such Licensed Product in such country (including the term of any applicable SPC) or (2) with respect to products Commercialized by Recepta or any of its Affiliates or sublicensees, the expiry of the last-to-expire Mersana Patent which has at least one Valid Claim Covering such Licensed Product in the Recepta Territory (including the term of any applicable SPC) and (b) ten (10) years from the date of First Commercial Sale of such Licensed Product in such country, (ii) when used in relation to a particular country, the last to expire Royalty Term, within the meaning of the foregoing clause (i), in such country and (iii) when used other than in relation to a

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particular Licensed Product or country, the last to expire Royalty Term, within the meaning of the foregoing clause (ii), in the Territory or in the Recepta Territory, as applicable.

1.84        “SPC” means a right based upon a Patent to exclude others from making, having made, using, offering to sell, selling, importing or exporting a Licensed Product, such as a Supplementary Protection Certificate.

1.85        “Specific Improvement” means any discovery (whether patentable or not) (a) which is invented during the Term by Mersana or its Affiliates or sublicensees as a result of Development or other activities undertaken by it or its Affiliate or sublicensee in respect of a Licensed Product and (b) which relates solely and specifically to the Antibody.  For the avoidance of doubt, “Specific Improvement” specifically excludes General Improvements and any other discoveries relating directly to the Mersana Technology, including all patent applications and any patents resulting therefrom.

1.86        “Supply Agreement” shall have the meaning assigned thereto in Section 3.3.2.

1.87        “Term” shall have the meaning assigned thereto in Section 10.1.

1.88        “Territory” means all the countries and territories of the world.

1.89        “Third Party” means a Person who is not a Party or an Affiliate of a Party.

1.90        “Third Party Claim” shall have the meaning assigned thereto in Section 8.3.1.

1.91        “Third Party IP” shall have the meaning assigned thereto in Section 5.4.2.

1.92        “Third Party Licenses” means, collectively (i) the LICR License, (ii) that certain Agreement, dated [***], as amended and (iii) that certain [***], as amended.

1.93        “Third Party Payment” shall have the meaning assigned thereto in Section 5.4.2.

1.94        “Three-Party Agreement” means that certain Agreement Regarding LICR Technology between Recepta, LICR and Mersana of even date herewith.

1.95        “United States” means the United States of America and its territories and possessions.

1.96        “Valid Claim” means with respect to a Patent in a country any claim of an (i) issued Patent that has not (a) expired, irretrievably lapsed or been abandoned, revoked, dedicated to the public or disclaimed or (b) been found to be unpatentable, invalid or unenforceable by an unreversed and unappealable decision of a Governmental Authority in such country or (ii) application for a Patent that (a) has been pending for less than [***] years from the earliest claimed priority date and is being prosecuted in good faith and has not been

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abandoned or finally disallowed without the possibility of appeal or re-filing and (b) has not been admitted to be invalid or unenforceable through reissue, reexamination, or disclaimer.

2.             LICENSE GRANTS AND OWNERSHIP.

2.1          License Grants.

2.1.1       License to Mersana.  Subject to the terms and conditions of this Agreement, including Section 2.1.2 and Section 2.6, Recepta hereby grants to Mersana, and Mersana accepts, an exclusive, royalty-bearing, non-transferable (except as expressly set forth in Section 2.2.1 and Section 11.10) license or sublicense, as applicable, under Recepta’s rights in the Recepta Technology, to make, have made, use, register, sell, offer to sell, import, export, exploit, research, improve, Develop and Commercialize Licensed Products in the Field in the Territory.

2.1.2       License Back to Recepta.  Subject to the terms and conditions of this Agreement, Mersana hereby grants to Recepta, and Recepta accepts, an exclusive (including as to Mersana), royalty-bearing, non-transferable (except as expressly set forth in Section 2.2.2 and Section 11.10) license, under Mersana’s rights in the Recepta Technology, the Mersana Know-How and the Mersana Patents, to import, promote, offer for sale, and sell (including through multiple tiers of distribution) and otherwise Commercialize Licensed Products in the Recepta Territory and to otherwise carry out its obligations and exercise its rights under this Agreement, in accordance with and subject to the terms hereof.

2.2          Sublicensing and Subcontracting.

2.2.1       Mersana’s Right to Sublicense and Subcontract.  Mersana may sublicense or subcontract its rights hereunder to research, Develop, manufacture or Commercialize Licensed Products in whole or in part to any of its Affiliates or to any Third Parties, subject to prior written notification to Recepta.  Mersana shall not be relieved of its obligations under this Agreement as a result of granting any sublicense or subcontracting any of its activities as permitted under this Section 2.2.1, except to the extent such obligations are satisfactorily performed by such sublicensee or subcontractor, as applicable, in a manner consistent with Mersana’s obligations under this Agreement. Recepta, its Affiliates and sublicensees shall not be considered sublicensees of Mersana pursuant to this Section 2.2.1. Mersana shall secure all appropriate covenants, obligations and rights from any such sublicensee or subcontractor, including, but not limited to, licenses, intellectual property rights and confidentiality obligations, to ensure that such sublicensee or subcontractor is subject to, and Mersana can comply with, all of Mersana’s covenants and obligations to Recepta under this Agreement.  With respect to any exclusive sublicenses granted by Mersana to any Third Party for the purpose of collaborating with such Third Party on the Development and/or Commercialization of any Licensed Product pursuant to this Agreement, Mersana will provide Recepta a copy of the applicable sublicense agreement with such Third Party promptly after the parties’ execution of the same.  Any such agreement shall be considered the Confidential Information of Mersana and may be redacted by Mersana prior to delivery to Recepta to exclude confidential information of Mersana and/or the relevant sublicensee, provided that the redacted copy permits Recepta to determine that the sublicense agreement complies with requirements of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

this Section 2.2.1.  Mersana’s rights to sublicense or subcontract are limited as expressly set forth in this Section 2.2.1.  Mersana shall use Diligent Efforts to enforce any such sublicense or subcontract and shall be responsible and liable for any failure of its sublicensees and subcontractors to comply with this Agreement, as though the acts and omissions of such sublicensee or subcontractor were the acts or omissions of Mersana itself.  Without limiting the foregoing, Mersana shall ensure that any such sublicensee or subcontractor affords Mersana rights in any Know-How Controlled by such sublicensee or subcontractor that is necessary for the Development of the Licensed Products in the Recepta Territory, and any Patents Controlled by such sublicensee or subcontractor that would be infringed by the Commercialization by Recepta of the Licensed Products in the Recepta Territory, that are sufficient for such Know-How or Patents to be Controlled by Mersana within the meaning hereof, and thus licensable by Mersana to Recepta pursuant to Section 2.1.2.

2.2.2       Recepta’s Right to Sublicense and Subcontract.  Recepta may sublicense or subcontract its rights and obligations under this Agreement in respect of the Licensed Products to any of its Affiliates or to any Third Parties, subject to prior written notification to Mersana; provided, however, that if Recepta desires to sublicense or subcontract such rights to any Third Parties, it will discuss the proposed arrangement with Mersana so that the Parties may determine whether they are interested in entering into an agreement whereby Mersana would carry out the proposed arrangement in lieu of any Third Party.  Recepta shall not be relieved of its obligations under this Agreement as a result of granting any sublicense or subcontracting any of its activities as permitted under this Section 2.2.2, except to the extent such obligations are satisfactorily performed by such sublicensee or subcontractor, as applicable, in a manner consistent with Recepta’s obligations under this Agreement.  Mersana, its Affiliates and sublicensees shall not be considered sublicensees of Recepta pursuant to this Section 2.2.2. Recepta shall secure all appropriate covenants, obligations and rights from any such subcontractor or sublicensee, including, but not limited to, licenses, intellectual property rights and confidentiality obligations, to ensure that such sublicensee or subcontractor is subject to, and Recepta can comply with, all of Recepta’s applicable covenants and obligations to Mersana under this Agreement.  With respect to any exclusive sublicenses granted by Recepta to any Third Party for the purpose of collaborating with such Third Party on the Development and/or Commercialization of any Licensed Product pursuant to this Agreement, Recepta will provide Mersana a copy of the applicable sublicense agreement with such Third Party promptly after the parties’ execution of the same.  Any such agreement shall be considered the Confidential Information of Recepta and may be redacted by Recepta prior to delivery to Mersana to exclude confidential information of Recepta and/or the relevant sublicensee, provided that the redacted copy permits Mersana to determine that the sublicense agreement complies with requirements of this Section 2.2.2.  Recepta’s rights to sublicense and subcontract are limited as expressly set forth in this Section 2.2.2.  Recepta shall use Diligent Efforts to enforce any such sublicense or subcontract and shall be responsible and liable for any failure of its sublicensees or subcontractors to comply with this Agreement, as though the acts and omissions of such sublicensee or subcontractor were the acts or omissions of Recepta itself.

2.3          Promotional Materials; Trademarks.

2.3.1       Promotional Materials.  Except as set forth below in this Section 2.3.1, Licensed Products shall be Commercialized solely in connection with packaging, inserts,

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digital content and similar information and materials (collectively, “Promotional Materials”) selected by Mersana or its sublicensees responsible for Commercializing Licensed Products (“Mersana Promotional Materials”).  Recepta may Commercialize Licensed Products in the Recepta Territory using such Promotional Materials used in connection with the relevant Licensed Products in the Major Markets (the “ROW Promotional Materials”), including translations thereof into Portuguese, or other Promotional Materials developed by it or on its behalf (such other Promotional Materials, “Recepta Promotional Materials”), but only if those Recepta Promotional Materials are consistent with the ROW Promotional Materials except for differences (including any additional Promotional Materials) between the Recepta Promotional Materials and the ROW Promotional Materials that are, in Recepta’s reasonable determination, either required by Applicable Law or otherwise reasonably necessary to Commercialize the Licensed Products in the Recepta Territory.  Any Recepta Promotional Materials that Recepta desires to utilize in the Recepta Territory must be approved in writing in advance by Mersana or its sublicensee responsible for Commercializing Licensed Products in the United States, such approval not to be unreasonably withheld, conditioned or delayed.

2.3.2       Trademarks.  Except as set forth below in this Section 2.3.2, Licensed Products shall be Commercialized solely under trademarks and trade dress selected by Mersana or its sublicensees responsible for selling Licensed Products or, with respect to Commercialization in the Recepta Territory and subject to the following sentence, trademarks developed by Recepta.  Recepta may utilize trademarks in connection with the Licensed Products in the Recepta Territory that are different from those utilized by Mersana and its sublicensees elsewhere in the Territory (the “ROW Trademarks”) only if and to the extent that, after consultation with Mersana and considering in good faith Mersana’s comments, Recepta reasonably determines that (i) use of any of such ROW Trademarks in connection with the Licensed Products in the Recepta Territory would infringe, dilute or otherwise violate any Third Party trademark or other proprietary rights in the Recepta Territory, is not permissible under Applicable Law in the Recepta Territory, or would be immoral or scandalous or (ii) use of the ROW Trademarks would adversely affect the Commercialization of the Licensed Products in the Recepta Territory.  In the event that Recepta proposes to use any alternative trademark in the Recepta Territory in accordance with the foregoing, it shall so notify Mersana and the Parties shall discuss in good faith what alternative trademarks would be suitable.  In any event, Recepta’s use of any trademarks other than the ROW Trademarks in connection with the Commercialization of Licensed Products in the Recepta Territory (any such trademarks, “Recepta Trademarks”) shall be subject to Mersana’s prior written approval, such approval not to be unreasonably withheld, conditioned or delayed.

2.3.3       License to Mersana Promotional Materials and ROW Trademarks.  Subject to the terms and conditions of this Agreement, Mersana hereby grants Recepta a non-exclusive, royalty-free, sublicensable, non-transferable (except as expressly set forth in Section 11.10), license to (i) use, reproduce, and display the ROW Trademarks and (ii) use, reproduce, publish, display, distribute, modify, create derivative works and/or translations of the Mersana Promotional Materials, in each case solely in connection with its authorized Commercialization of Licensed Products in the Recepta Territory pursuant to this Agreement.  Recepta may not materially alter its use of the ROW Trademarks without Mersana’s express prior written approval.  Recepta shall use all ROW Trademarks in a manner that is consistent with Mersana’s quality standards and that complies with Mersana’s trademark instructions and guidelines, which

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will be provided by Mersana in writing prior to First Commercial Sale of any Licensed Products in the Recepta Territory and prior to the effectiveness of any material changes thereto.  Recepta shall not remove, alter, or obscure in any way any proprietary rights notices (including copyright and trademark notices) appearing in the Promotional Materials unless otherwise expressly authorized by Mersana in writing.  Recepta shall do nothing inconsistent with Mersana’s sole and exclusive ownership of the Mersana Promotional Materials and ROW Trademarks and all copyright, trademark and/or trade dress registrations thereof or to detract from Mersana’s goodwill in the Mersana Promotional Materials and/or ROW Trademarks, including seeking any registration or contesting Mersana’s title to or the validity of any such registrations.  All use of the Mersana Promotional Materials and ROW Trademarks by Recepta shall inure to the benefit of and be on behalf of Mersana, and Recepta shall not acquire any rights therein or in any other related Promotional Materials or trademarks, other than the Recepta Promotional Materials and the Recepta Trademarks.  Nothing in this Agreement shall give Recepta any right, title, or interest in the Mersana Promotional Materials or ROW Trademarks other than the license to use them in accordance with this Agreement.  Mersana shall have the sole right and authority, in its discretion, to institute and prosecute lawsuits against Third Parties for infringement of any of the rights licensed under this Section 2.3.3.  Recepta agrees to provide all reasonably requested assistance to Mersana in connection with the enforcement of its rights to the Mersana Promotional Materials and ROW Trademarks in the Recepta Territory and shall provide any evidence, documents, and testimony concerning the use by Recepta thereof, which Mersana may request for use in obtaining, defending, or enforcing its rights to the Mersana Promotional Materials and ROW Trademarks in the Recepta Territory.  Mersana shall reimburse any reasonable and documented out-of-pocket expenses incurred by Recepta in connection with providing such assistance.  Recepta shall not institute any suit or take any action on account of any infringements of the Promotional Materials or ROW Trademarks in the Recepta Territory without first obtaining the written consent of Mersana to do so.  Recepta agrees that it is not entitled to share in any proceeds received by Mersana (by settlement or otherwise) in connection with any formal or informal action brought by Mersana with respect to the Mersana Promotional Materials or ROW Trademarks anywhere in the Territory.

2.3.4       Ownership of Promotional Materials and Trademarks.  As between the Parties, Mersana shall exclusively own all Mersana Promotional Materials, including all derivative works and translations thereof (whether developed by Mersana, Recepta or any Third Party), and all ROW Trademarks.  Mersana shall be responsible for and shall use Diligent Efforts with respect to the procurement, filing and maintenance of trademark registrations for all ROW Trademarks, including all registrations for ROW Trademarks in the Recepta Territory, and all related costs and expenses.  To the extent Recepta develops or has developed any translations of the Promotional Materials, Recepta hereby assigns and agrees to assign all rights, title and interests in and to the foregoing to Mersana. As between the Parties, Recepta shall exclusively own all Recepta Promotional Materials and all Recepta Trademarks.  Recepta shall be responsible for the procurement, filing and maintenance of trademark registrations for all such Recepta Trademarks in the Recepta Territory and all related costs and expenses.

2.4          Rights to Improvements.

2.4.1       Ownership of Improvements.  Mersana shall promptly disclose to Recepta all Specific Improvements and, to the extent contemplated by Section 3.4.3, General

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Improvements, that Mersana or any of its Affiliates or sublicensees makes, conceives or reduces to practice in the performance of any of its or their Development and/or Commercialization activities in connection with this Agreement.  As between the Parties, subject to the licenses granted in Sections 2.1.2, 2.2.2 and 2.4.2 below, Mersana retains all rights, title and interests, including all intellectual property rights embodied therein, in and to any General Improvements.  If Mersana or any of its Affiliates or sublicensees makes, conceives or reduces to practice any Specific Improvements in the performance of any of its or their Development and/or Commercialization activities in connection with this Agreement, Mersana shall assign, and hereby does assign, all rights, title and interests in and to such Specific Improvements to Recepta. Mersana shall assist Recepta, at Recepta’s request and expense, to further evidence, confirm, record and perfect such assignment, and to obtain, maintain, and perfect any rights assigned.  In addition, Mersana shall secure all appropriate covenants, assignments and transfers of rights from any such Affiliate or sublicensee in and to any and all Specific Improvements necessary for Mersana to fully effect the foregoing assignment of Specific Improvements to Recepta.

2.4.2       License to General Improvements.  Subject to the terms and conditions of this Agreement, Mersana hereby grants Recepta a non-exclusive, fully paid up, royalty-free, sublicensable (through multiple tiers), transferable, perpetual license, under all Patents and Know-How owned by Mersana or any of its Affiliates or sublicensees which Cover such General Improvements, to use and practice the General Improvements solely in connection with Recepta’s use and exploitation of the Antibody; provided, however, that the foregoing license shall not become effective until such time as, and to the extent that, a General Improvement ceases to be included within the scope of the license granted pursuant to Section 2.1.2 hereof. Mersana shall secure all appropriate rights and licenses in and to any and all such General Improvements from its applicable Affiliates and sublicensees involved in the invention thereof as is necessary for Mersana to fully effect the foregoing license to Recepta.  The foregoing non-exclusive license shall survive any termination or expiration of this Agreement. Anything to the contrary notwithstanding, except as contemplated by Section 3.4.3, Mersana shall be under no obligation to disclose or transfer to Recepta any Know-How relating to any General Improvement.

2.5          No Implied Rights.  Nothing contained in this Agreement confers or will be construed to confer any rights or licenses by implication, estoppel or otherwise, in, to or under any intellectual property rights, other than the rights and licenses expressly granted in this Agreement.  All rights not expressly granted by a Party under this Agreement are reserved to such Party.  Without limitation, as between the Parties, Recepta retains sole and exclusive ownership of all rights, title and interests in and to the Recepta Technology and Mersana retains sole and exclusive ownership of all rights, title and interests in and to Fleximer® and the Mersana Technology. For the avoidance of doubt, and notwithstanding anything in this Agreement to the contrary, Recepta is not being granted and shall not have any right or license under Section 2.1.2 or otherwise to manufacture any Licensed Products on its own or, except in the circumstances contemplated by Section 3.3.2 or Section 10.3.4, any right or license to have any Licensed Product made for it by any third party; provided, however, that the foregoing shall in no way restrict Recepta from manufacturing the Antibody following any termination of this Agreement.

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2.6                               Third Party Agreements.  The Parties acknowledge that (i) certain of the rights granted to Mersana by Recepta pursuant to Section 2.1.1 are sublicenses of rights to Third Party intellectual property which are Controlled by Recepta under the terms of the Third Party Licenses, (ii) any such sublicenses granted to Mersana under Section 2.1.1 are subject to the applicable terms and conditions of such Third Party Licenses, including the research licenses retained by the licensors thereunder and (iii) each of them, together with LICR, is a party to the Three-Party Agreement which provides certain rights and assurances to Mersana concerning the rights licensed by LICR to Recepta pursuant to the LICR License.  Mersana acknowledges having received copies, and/or written notice of the applicable terms and conditions, of the Third Party Licenses and that it has reviewed and understands the terms and conditions of such Third Party Licenses.

3.                                      DEVELOPMENT AND COMMERCIALIZATION.

3.1                               Development Activities.

3.1.1                     By Mersana.  Mersana shall use Diligent Efforts to Develop and Commercialize Licensed Products in the Major Markets, including, without limitation, by using Diligent Efforts to conduct such Clinical Trials and carry out such other activities as are necessary to obtain Regulatory Approval for the Licensed Product in the Major Markets and to cause the Development milestones listed in Section 5.2 to be achieved.  Mersana shall use Diligent Efforts to include at least [***] in the Recepta Territory in a Phase III Clinical Trial.  Mersana shall use Diligent Efforts to carry out such Development in accordance with a written Development plan outlining the significant Development activities it expects to undertake in furtherance of its Development obligations hereunder, which Mersana shall prepare as soon as reasonably practicable after the Effective Date, and shall amend such Development plan from time to time as its Development activities in respect of the Licensed Products progress.  Mersana shall furnish Recepta with a copy of such Development plan once the same has been prepared and shall furnish Recepta with copies of each amended Development plan when available.  Such Development plan and any amended Development plans are for Recepta’s information only and shall be deemed to be the Confidential Information of Mersana.  Without limiting Mersana’s obligations to use Diligent Efforts to Develop Licensed Products as provided in the first sentence of this Section 3.1.1, any failure by Mersana to undertake or successfully achieve any of the activities set forth in, or to otherwise strictly adhere to, any such Development plan or amended Development plan for any reason shall not, by itself, be deemed a breach of this Agreement.

3.1.2                     By Recepta.  Promptly after Mersana or any of its sublicensees obtains Regulatory Approval for any Licensed Product in the Territory, Recepta shall use Diligent Efforts to obtain and maintain Regulatory Approval for such Licensed Product in the Recepta Territory.  For the avoidance of doubt, it is not anticipated that Recepta will be required to conduct any Clinical Trials in connection with any Licensed Product.  If, however, after receipt of Regulatory Approval in the United States, ANVISA or any other applicable Governmental Authority requires Recepta to conduct any Clinical Trials or to undertake any Development activities or any such Clinical Trial or other Development activities are required by Applicable Law or otherwise in order to obtain Regulatory Approval for such Licensed Product in the Recepta Territory (such required activities, collectively, “Additional Development Activities”), and reference to the Clinical Trials and other Development activities undertaken by

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Mersana in connection with the receipt of Regulatory Approval for such Licensed Product in the United States cannot be used to satisfy such requirement, Recepta shall have the right to undertake such Additional Development Activities subject to the following: (i) prior to commencing such Additional Development Activities, Recepta shall notify Mersana in writing of the need for such Additional Development Activities and the Parties shall discuss in good faith the conduct thereof and any considerations in relation thereto that may be relevant to the Development or Commercialization of the Licensed Products outside the Recepta Territory and (ii) Mersana shall have the option to conduct (or have conducted) some or all of such Additional Development Activities, in lieu of Recepta, on a timeframe to be reasonably determined by Mersana, but in any case designed to not materially delay the receipt of Regulatory Approval in the Recepta Territory.  Mersana shall notify Recepta in writing within [***] Business Days after Mersana’s receipt of written notification from Recepta of the need for such Additional Development Activities if Mersana intends to conduct (or have conducted) some or all of such Additional Development Activities; otherwise, Recepta shall have the right to conduct such Additional Development Activities at its sole cost and expense in a manner consistent with any requirements agreed-upon by the Parties in order to minimize the risk of any possible adverse impact the same may have on the Development or Commercialization of the Licensed Products outside the Recepta Territory.  With respect to any Additional Development Activities to be conducted by or on behalf of Mersana: (1) prior to commencing any such Additional Development Activities, the Parties shall discuss in good faith and reasonably agree upon a budget and a development plan for such activities; (2) Mersana shall conduct (or have conducted) all such Additional Development Activities in accordance with such development plan (as modified from time to time with the mutual written agreement of the Parties), Applicable Law and the requirements of ANVISA or any other applicable Governmental Authority in relation thereto; (3) Mersana shall keep Recepta informed of all material developments in respect of such activities and shall notify Recepta promptly of any expenses that are expected to exceed such budget or any potential need to deviate from any element of such development plan whereupon the Parties shall promptly meet (by teleconference or otherwise) to discuss the same and endeavor in good faith to agree upon any appropriate adjustments to the development plan and/or; (4) in the event that such activities are expected to exceed such budget, to the extent practicable and permissible pursuant to Applicable Law, Mersana will suspend or modify such Additional Development Activities if and as requested by Recepta; and (5) Recepta shall reimburse Mersana for any reasonable and documented out-of-pocket costs and expenses incurred by Mersana in connection with its conduct of (or having conducted) such Additional Development Activities in accordance with the foregoing, and, at Mersana’s request, shall pay all regulatory filing fees, institutional review board fees, investigator stipends and any other Third Party costs and expenses associated with the conduct of such Additional Development Activities directly to the applicable Third Party(ies).  With respect to any Additional Development Activities to be conducted by or on behalf of Recepta, (x) prior to commencing any such Additional Development Activities, Recepta shall prepare and provide to Mersana a written development plan in respect thereof, which development plan will be consistent with any such requirements that the Parties may agree upon, as contemplated above in this Section 3.1.2, in order to minimize the risk of any possible adverse impact the same may have on the Development or Commercialization of the Licensed Products outside the Recepta Territory, (y) Recepta shall conduct (or have conducted) all such Additional Development Activities in accordance with such development plan (as modified from time to time in a manner consistent

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with clause (x) and with notice to Mersana in the case of any material amendment), Applicable Law and the requirements of ANVISA or any other applicable Governmental Authority in relation thereto, and (z) Recepta shall keep Mersana informed of all material developments in respect of such activities.

3.2                               Commercialization.

3.2.1                     By Mersana.  As between the Parties, Mersana shall have the sole right and responsibility for Commercialization of Licensed Products for distribution and sale outside the Recepta Territory and shall use Diligent Efforts to Commercialize Licensed Products in the Major Markets.  Mersana shall bear all costs and expenses associated with its Commercialization of Licensed Products outside of the Recepta Territory.

3.2.2                     By Recepta.  Following receipt of Regulatory Approval for any Licensed Product in the Recepta Territory, Recepta shall use Diligent Efforts to Commercialize such Licensed Product in the Recepta Territory.  Recepta shall bear all costs and expenses associated with its Commercialization of Licensed Products in the Recepta Territory.

3.3                               Manufacturing.

3.3.1                     General.  Mersana shall use Diligent Efforts to manufacture or otherwise obtain supply of the requirements of formulated, packaged and labeled Licensed Products in connection with its Development and Commercialization obligations hereunder, in accordance with all Applicable Laws, GMP (as applicable) and this Agreement.

3.3.2                     Recepta Territory.  With respect to each Licensed Product that receives Regulatory Approval in the Territory, Mersana will, or will cause one or more of its sublicensees to, enter into a supply agreement under which Mersana or the applicable sublicensee(s) will supply Recepta or Recepta’s sublicensee(s) with the Licensed Product for sale to end user customers in the Recepta Territory (the “Supply Agreement”).  The Supply Agreement will contain such mutually agreeable and commercially reasonable pricing (not to exceed [***]), lead time, and other supply terms as the parties may mutually agree.  Mersana will, or will cause one or more of its sublicensees to, negotiate such Supply Agreement in good faith and use Diligent Efforts to execute such Supply Agreement within [***] Business Days before the date the first Licensed Product receives Regulatory Approval in the Recepta Territory.  For the avoidance of doubt, no royalties shall be payable to Recepta on account of sales of Licensed Products to Recepta or its distributors for sale to end user customers in the Recepta Territory and such sales shall not be factored into the calculation of Mersana Annual Net Sales for purposes of determining the royalty rate applicable to Net Sales of Licensed Products by Mersana or its sublicensees.

3.4                               Assistance.

3.4.1                     Upon Mersana’s written request at any time, Recepta shall provide supply samples of the Antibody from Recepta’s existing supply thereof, not to exceed [***] grams in the aggregate, to be used solely for comparison and testing by Mersana and/or its sublicensees or subcontractors in connection with Mersana’s Development activities.  Such

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supply will be at no charge to Mersana, other than freight charges actually incurred by Recepta, for which Mersana will be responsible and for which Mersana will reimburse Recepta promptly following receipt of written documentation thereof.

3.4.2                     In connection with Mersana’s Development and Commercialization activities under this Agreement, Recepta shall disclose to Mersana, at no charge, all material information comprising the Recepta Know-How that is owned or Controlled by Recepta as Mersana may reasonably request in order to Develop and Commercialize the Licensed Products.  Without limiting the generality of the foregoing, Recepta shall (i) disclose to Mersana all technology, data, information and materials comprising the Recepta Know-How, including information related to the Recepta Patents, (ii) provide, upon request, reasonable personnel and technical assistance, expertise and cooperation as necessary for Mersana’s understanding of such disclosed Recepta Know-How, and (iii) provide, to the extent necessary or useful for Mersana, or its sublicensees to Develop and/or Commercialize Licensed Products, and if requested by Mersana, a right of reference and access to any Recepta regulatory filings or documents contained therein.  Mersana will be responsible for any pre-approved travel expenses, and other reasonable and documented out-of-pocket expenses, incurred by Recepta at Mersana’s request in connection with Recepta fulfilling its obligations under this Section 3.4.2.

3.4.3                     If and to the extent necessary in connection with Recepta’s permitted Development activities, and its Commercialization activities, under this Agreement, Mersana shall disclose to Recepta, at no charge, all material information comprising the Mersana Know-How that is owned or Controlled by Mersana as Recepta may reasonably request in order to carry out such Development and Commercialization activities in respect of the Licensed Products.  Without limiting the generality of the foregoing, and to the extent reasonably necessary in connection with such Development and Commercialization activities, Mersana shall (i) disclose to Recepta all technology, data, information and materials comprising the Mersana Know-How, including information related to the Mersana Patents and (ii) provide, upon request, reasonable personnel and technical assistance, expertise and cooperation as necessary for Recepta’s understanding of such disclosed Mersana Know-How.  Recepta will be responsible for any pre-approved travel expenses, and other reasonable and documented costs and expenses, incurred by Mersana at Recepta’s request in connection with Mersana fulfilling its obligations under this Section 3.4.3.

3.5                               Reporting.

3.5.1                     Within [***] Business Days after the end of each calendar year during the period from the Effective Date until the end of the Royalty Term, Mersana will provide a reasonably detailed written report of its manufacturing, Development and Commercialization activities in respect of the Licensed Products and the results thereof.  In addition, to the extent requested by Recepta, Mersana will meet with Recepta (via teleconference or video conference) periodically to discuss Mersana’s progress, plans, and performance (including data generated in connection with Clinical Trials) in respect of the Development of the Licensed Products.  For the avoidance of doubt, no such meetings will be required with respect to any Licensed Product after the First Commercial Sale of such Licensed Product.  Prior to the initiation of the first Clinical Trial in respect of the Licensed Products, such meetings will

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

not be required to occur more often than [***].  Thereafter, such meetings will not be required to occur more often than [***].

3.5.2                     Within [***] Business Days after the end of each calendar year during the period from the Effective Date until the end of the Royalty Term, Recepta will provide reasonably detailed annual written reports of its Commercialization efforts in respect of the Licensed Products in the Recepta Territory.

4.                                      REGULATORY MATTERS.

4.1                               Major Markets.

4.1.1                     Mersana shall be solely responsible for, and shall use Diligent Efforts in connection with, the submission of information to, communicating with, and seeking Regulatory Approval for Licensed Products in the Major Markets and will keep Recepta informed of all significant issues arising therefrom and material developments with respect thereto.  Mersana will take into account Recepta’s reasonable suggestions and comments with respect to the materials and information which Mersana decides to submit to the Regulatory Authorities outside the Recepta Territory in respect of the Licensed Products.

4.1.2                     Mersana hereby grants Recepta a right of reference to all data and information contained or referenced in those sections of regulatory filings for Licensed Products in the Territory that are held by Mersana, its Affiliates or any of its sublicensees, that would be reasonably necessary or useful for Recepta’s obtaining Regulatory Approval for such Licensed Products in the Recepta Territory.  Mersana shall provide the applicable Regulatory Authority a letter confirming this right of reference at any time within [***] Business Days after Recepta’s request and shall take such other actions and execute such other documents as Recepta may reasonably request to further confirm and give effect to this right of reference.

4.2                               Recepta Territory.

4.2.1                     Subject to Section 3.1.2, Recepta shall be solely responsible for, and shall use Diligent Efforts in connection with, the submission of information to, communicating with, and seeking Regulatory Approvals for Licensed Products in the Recepta Territory and will keep Mersana informed of all significant issues arising therefrom and material developments with respect thereto.  Recepta will take into account Mersana’s reasonable suggestions and comments with respect to the materials and information which Recepta decides to submit to ANVISA in respect of the Licensed Products in the Recepta Territory.  If and to the extent access to information, data (including Clinical Trial results), or materials (including samples of the relevant Licensed Product to the extent required in connection with Recepta’s application for Regulatory Approval) to which Recepta is not otherwise afforded access hereunder is necessary for Recepta to obtain and/or maintain Regulatory Approval in the Recepta Territory, Recepta shall notify Mersana in writing and Mersana shall make such information, data and/or materials available to Recepta as soon as practicable, it being understood that Recepta’s receipt, use and disclosure of such information, data and/or materials shall be subject to the terms, conditions and limitations of this Agreement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4.2.2                     As between the Parties, Recepta shall own all Regulatory Approvals for the Recepta Territory.  Recepta shall provide Mersana with reasonable advance notice of any meetings and other communications with ANVISA, and shall also provide Mersana with copies of any filings with ANVISA related thereto prior to submission to ANVISA for Mersana’s review and approval (such approval not to be unreasonably withheld, conditioned or delayed).  Recepta hereby grants to Mersana (or its designated sublicensee), a right of reference to all such filings for all uses in connection with the obtaining or maintaining any Regulatory Approvals for Licensed Products outside the Recepta Territory.  For so long as the license granted to Mersana under Section 2.1.1 remains in effect, Recepta shall not assign or transfer any Regulatory Approvals for the Recepta Territory to any Affiliate or Third Party without the prior written consent of Mersana,  except in connection with a permitted assignment of the entire Agreement pursuant to Section 11.10.  In such case, any Regulatory Approvals in the Recepta Territory must also be contemporaneously assigned and transferred to the applicable assignee unless the Parties agree otherwise in writing.

4.3                               Cooperation; Costs and Expenses.  Each Party shall provide all reasonably requested assistance to the other Party as may be required by such requesting Party where liaison between the Parties is, or may be, necessary to enable such Party to fulfill its responsibilities hereunder.  Each Party shall be fully responsible for bearing all costs and expenses associated with its own submissions of information to, communications with, and seeking of Regulatory Approval for which and for so long as they have the responsibility pursuant to this Article 4, including, but not limited to, the costs of preparing and prosecuting applications for such Regulatory Approvals and fees payable to Regulatory Authorities in obtaining same.

4.4                               Drug Safety Information.  Both Parties shall comply fully with all applicable adverse event reporting recommendations and requirements in all countries where the Parties intend to market the Licensed Products and agree to exchange such information as may be necessary to achieve that end and to ensure that both Parties are completely informed regarding adverse events with respect to Licensed Products.  This includes single case reports, together with an appropriate medical evaluation, as well as aggregate data, such as PSURs required by authorities.  Both Parties will execute and implement a detailed pharmacovigilance agreement pertaining to Licensed Products in the Recepta Territory no later than [***] months before the earlier of the following events: (i) Recepta or Mersana is physically and/or legally able to distribute Licensed Products in the market, in a clinical trial or for whatever purpose, or (ii) Recepta or Mersana has a Regulatory Approval, a clinical trial authorization, or has regulatory reporting obligations for any other reason.

4.5                               Recalls or Corrective Action.  Mersana shall have sole responsibility for and shall make all decisions with respect to any recall, market withdrawal or other corrective action related to the Licensed Products in the Territory, provided, however, that Mersana shall notify Recepta as soon as reasonably practicable of any anticipated recall, market withdrawal or other corrective action related to any Licensed Products in the Territory and shall consult Recepta prior to making any such decision with respect to Licensed Products sold in the Recepta Territory and take into account Recepta’s views and interests in making its decision with respect thereto, provided such consultation does not delay or endanger the recall process.  Mersana shall be solely responsible for all costs and expenses associated with such recall, market withdrawal or corrective action, including, but not limited to, all fines, fees and refunds to distributors and other

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

customers and Mersana shall reimburse Recepta for any such amounts incurred by Recepta at Mersana’s request in connection therewith, unless the recall was caused by any act, omission or breach of this Agreement by Recepta, in which case Recepta shall bear all such costs and expenses.  Without limiting the foregoing, in the event that Recepta or any of its sublicensees is required by Applicable Law to undertake any recall, market withdrawal or other corrective action in respect of any Licensed Product in the Recepta Territory, Recepta shall promptly notify Mersana in writing.  If, after receipt of such written notice, Mersana fails to commence such recall, market withdrawal or other corrective action in the Recepta Territory within the time period mandated by Applicable Law or, in the absence of any legally mandated time period, within [***] Business Days after its receipt of Recepta’s written notice, then Recepta or its sublicensee shall have the right to undertake the same on its own behalf, in accordance with Applicable Law and all of Mersana’s reasonable instructions with respect thereto until such time as Mersana notifies Recepta in writing that it will assume control over such recall, market withdrawal or corrective action.  Mersana shall reimburse Recepta for its costs and expenses with respect thereto unless the recall was caused by an act, omission or breach of this Agreement by Recepta, in which case Mersana shall not be obligated to reimburse Recepta for its costs and expenses.

4.6                               Events Affecting Integrity or Reputation.  During the Term, the Parties shall notify each other promptly of any circumstances of which they are aware and which could reasonably be expected to impair the integrity and reputation of Licensed Products or if a Party is threatened by or becomes aware of unlawful activity in relation to Licensed Products, including, but not limited to, deliberate tampering with or contamination of Licensed Products.

5.                                      FINANCIAL PROVISIONS.  In consideration of the rights granted by the Parties to one another hereunder, particularly the licenses set forth in Article 2 above, the Parties agree to make the following payments:

5.1                               Execution Payment.  Within [***] Business Days after the Effective Date, Mersana shall pay to Recepta a non-creditable, non-refundable license fee of one million dollars (US$1,000,000).

5.2                               Development Milestone Payments.  In the event Mersana or its Affiliate or sublicensee achieves a Development milestone specified below, Mersana shall promptly, but in no event more than [***] Business Days after the achievement of each such milestone, notify Recepta in writing of the achievement of such milestone.  Mersana shall pay to Recepta the corresponding non-refundable, non-creditable milestone payments as specified below within [***] after achievement of the particular milestone.  If requested by Mersana, Recepta shall provide a written invoice for any such Development milestone payment promptly following Mersana’s notice to Recepta of the achievement thereof, provided, however, that the provision of such invoice shall not be a precondition of Mersana’s obligation to make such payment.  The full milestone payments shall be payable [***] for each of the first Licensed Product to achieve such milestones and the second Licensed Product to achieve such milestones, regardless of the total number of Licensed Products to achieve the applicable milestone or the number of times each such milestone is achieved for a given Licensed Product.  No milestone payments will be due in respect of subsequent achievement of the same milestone for the same Licensed Product.  All

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

milestone payments will apply whether Licensed Products are Developed and Commercialized as single or Combination Products.

Development Milestones	First Product	Second Product
Milestone Payment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

5.3                               Commercialization Milestone Payments.  In the event that Mersana Annual Net Sales reach one or more of the amounts set forth below, Mersana will make the corresponding milestone payment(s) specified below to Recepta no later than [***] calendar days following the end of the calendar year in which such Mersana Annual Net Sales milestone(s) was achieved.  Each such milestone payment shall be non-refundable and non-creditable and shall be payable one time only.  In the event that more than one of the Mersana Annual Net Sales milestones is first achieved in the same calendar year, then each corresponding milestone payment shall be payable following the end of such calendar year in accordance with the foregoing.

Mersana Annual Net Sales Milestone	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]

5.4                               Royalties on Mersana Annual Net Sales.

5.4.1                     Mersana will make royalty payments based on Mersana Annual Net Sales from the date of the First Commercial Sale of the [***] Licensed Product outside the Recepta Territory until the expiration of the Royalty Term.  Upon expiration of the Royalty Term for a particular Licensed Product in a particular country, no Net Sales of such Licensed Product in such country following the last day of such Royalty Term shall be included in Mersana’s Annual Net Sales for purposes hereof.  Such royalty payments shall be calculated based on year-to-date Mersana Annual Net Sales, applying the tiered royalty rates shown below:

Mersana Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

For avoidance of doubt, the following example shall illustrate the royalty payment calculation: Royalties on aggregate Net Sales outside the Recepta Territory in a calendar year shall be paid at the rate applicable to the portion of Net Sales within each of the Net Sales levels during such calendar year.  For example, if, during a calendar year, aggregate Net Sales outside the Recepta Territory were equal to [***], then the royalties payable would be calculated by adding (i) the royalties with respect to the first [***] at the first-level percentage of [***]; and (ii) the royalties with respect to the next [***] at the second-level percentage of [***], for a total royalty of [***].

5.4.2                     Mersana shall be solely responsible for all royalties, milestone payments, fees or other amounts due to any Third Parties to obtain any rights to any intellectual property that Mersana reasonably determines, based on the advice of outside legal counsel, is necessary to exercise the rights granted to Mersana under this Agreement or to enable Mersana to grant Recepta the licenses set forth in Sections 2.1.2 and 2.2.2 hereof (“Third Party IP”).  Mersana shall be entitled to deduct from royalties owed to Recepta pursuant to this Section 5.4.2 [***] of all payments made by Mersana to any Third Party that are owed pursuant to any license agreement, settlement or award or judgment (including but not limited to damages) with or to a Third Party for Third Party IP (each, a “Third Party Payment”).  Notwithstanding the foregoing, in no event shall Mersana be entitled to reduce the amount of any individual royalty payment owed to Recepta by more than [***] pursuant to this Section 5.4.2.

5.5                               Royalties on Recepta Annual Net Sales.  Recepta will make royalty payments based on Recepta Annual Net Sales from the date of the First Commercial Sale of the [***] Licensed Product in the Recepta Territory until the expiration of the Royalty Term in the Recepta Territory.  Such royalty payments shall be calculated based on year-to-date Recepta Annual Net Sales in the Recepta Territory, applying the tiered royalty rates shown below:

Recepta Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]

For avoidance of doubt, the following example shall illustrate the royalty payment calculation: Royalties on aggregate Net Sales in the Recepta Territory in a calendar year shall be paid at the rate applicable to the portion of Net Sales within each of the Net Sales levels during such calendar year.  For example, if, during a calendar year, aggregate Net Sales in the Recepta Territory were equal to [***], then the royalties payable would be calculated by adding (i) the royalties with respect to the first [***] at the first-level percentage of [***]; and (ii) the royalties with respect to the next [***] at the second-level percentage of [***], for a total royalty of [***].

5.6                               Combination Products.  If a Licensed Product under this Agreement is sold in form of a Combination Product, then Net Sales for such Combination Product shall be determined on a [***] as follows:

5.6.1                     If the Licensed Product and the Other Product are sold separately, the royalty payments due on the Net Sales of the Combination Product shall be equal to the applicable percentage (royalty rate) multiplied by the Net Sales of the Combination Product

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

multiplied by the fraction, A/(A+B) where “A” is the mean gross selling price of the Licensed Product and “B” is the mean gross selling price of the Other Product.

5.6.2                     If the Licensed Product and the Other Product are sold separately, but the mean gross selling price of the Other Product cannot be determined, the royalty payments due on the Net Sales of the Combination Product shall be equal to the applicable percentage (royalty rate) multiplied by the Net Sales of the Combination Product multiplied by the fraction A/C wherein “A” is the mean gross selling price of the Licensed Product and “C” is the mean gross selling price of the Combination Product.

5.6.3                     If the Licensed Product and the Other Product are sold separately, but the mean gross selling price of the Licensed Product cannot be determined, the royalty payments due on the Net Sales of the Combination Product shall be equal to the applicable percentage (royalty rate) multiplied by the Net Sales of the Combination Product multiplied by the following formula: one (1) minus B/C wherein “B” is the mean gross selling price of the Other Product and “C” is the mean gross selling price of the Combination Product.

5.6.4                     If the Licensed Product and the Other Product are sold separately, but the mean gross selling price of neither the Licensed Product nor the Other Product can be determined, Net Sales of the Licensed Product shall be equal to Net Sales of the Combination Product multiplied by a percentage agreed to by the Parties, acting in good faith. If the Parties are unable to agree upon such a percentage, the dispute shall be resolved by arbitration pursuant to Section 11.7.

5.7                               Bundling.  In the event a Licensed Product is “bundled” for sale together with one or more other products in a country (a “Product Bundle”), then Net Sales for such Licensed Product may be discounted by no more than the [***] of all products in a particular Product Bundle sold in such country calculated as [***].

5.8                               Loss of Patent Coverage.

5.8.1                     With respect to any country outside the Recepta Territory, if the manufacture, use, importation, offering for sale or sale of any Licensed Products in such country is Covered as of the date of the First Commercial Sale in such country, or becomes Covered thereafter, by a Valid Claim of at least one Recepta Patent and the manufacture, use, importation, offering for sale or sale of such Licensed Product in such country subsequently ceases to be Covered by a Valid Claim of at least one Recepta Patent, then, for the remaining period of the Royalty Term applicable to such Licensed Product in such country, the Net Sales of such Licensed Product in such country to be included in the Mersana Annual Net Sales for the purpose of the calculation of the royalties due under Section 5.4.1 shall be reduced by [***].  With respect to any country outside the Recepta Territory, if the manufacture, use, importation, offering for sale or sale of any Licensed Products in such country is not Covered by a Valid Claim of at least one Recepta Patent as of the date of the First Commercial Sale in such country, the Net Sales of such Licensed Product in such country to be included in the Mersana Annual Net Sales for the purpose of the calculation of the royalties due under Section 5.4.1 shall be reduced by [***]; provided, however, that such reduction shall not apply to any Net Sales in such country that are received by Mersana after such time, if any, during the Royalty Term applicable

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

to such Licensed Product, as such Licensed Product becomes Covered by a Valid Claim of at least one Recepta Patent in such country, and continues to be Covered by at least one such Valid Claim.  The Parties hereby acknowledge and agree that royalties that are payable by Mersana for a Licensed Product for which no Patents exist shall be in consideration of (i) Recepta’s expertise and know-how concerning its Development of the Recepta Know-How and (ii) the licenses granted to Mersana hereunder with respect to Recepta Know-How that are not within the claims of any Recepta Patents.

5.8.2                     With respect to the Recepta Territory, if the manufacture, use, importation, offering for sale or sale of any Licensed Products in such territory is Covered as of the date of the First Commercial Sale in such territory, or becomes Covered thereafter, by a Valid Claim of at least one Mersana Patent and the manufacture, use importation, offering for sale or sale of such Licensed Product in such territory subsequently ceases to be Covered by a Valid Claim of at least one Mersana Patent, then for the remaining period of the Royalty Term applicable to such Licensed Product in such territory, the Net Sales of such Licensed Product in such territory to be included in the Recepta Annual Net Sales for the purpose of calculation of the royalties due under Section 5.5 shall be reduced by [***].  With respect to the Recepta Territory, if the manufacture, use, importation, offering for sale or sale of any Licensed Products in such country is not Covered by a Valid Claim of at least one Mersana Patent as of the date of the First Commercial Sale in such territory, the Net Sales of such Licensed Product in such territory to be included in the Recepta Annual Net Sales for the purpose of the calculation of the royalties due under Section 5.5 shall be reduced by [***]; provided, however, that such reduction shall not apply to any Net Sales in such territory that are received by Recepta after such time, if any, during the Royalty Term applicable to such Licensed Product, as such Licensed Product becomes Covered by a Valid Claim of at least one Mersana Patent in such territory, and continues to be Covered by at least one such Valid Claim.  The Parties hereby acknowledge and agree that royalties that are payable by Recepta for a Licensed Product for which no Patents exist shall be in consideration of (i) Mersana’s expertise and know-how concerning its Development of the Mersana Know-How and (ii) the licenses granted to Recepta hereunder with respect to Mersana Know-How that are not within the claims of any Mersana Patents.

5.9                               Payment Terms.  Each Party shall make all royalty payments owed under this Agreement within [***] Business Days following the end of each calendar quarter for Net Sales from the previous calendar quarter, and together with such payment, shall  submit to the other Party a written report setting forth (i) a reasonably detailed calculation of the Net Sales for such calendar quarter in each country in its respective territory upon which such royalty payments are based including all deductions from gross sales made in arriving at the same, (ii) year-to-date, total royalty payments due to the other Party in respect of Licensed Products and Combination Products, and (iii) any other information needed to support the calculation of such Net Sales and royalty payments.  All sums due under this Agreement shall be payable in United States dollars by bank wire transfer in immediately available funds to such bank account(s) as the applicable payee shall designate.

5.10                        Currency.  When Licensed Products are sold for monies other than United States dollars, the Net Sales of such Licensed Products will first be determined in the foreign currency of the country in which such Licensed Products were sold and then converted into equivalent United States funds.  The exchange rate will be the applicable rate published by the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Wall Street Journal on the last Business Day of the calendar quarter in which such royalties accrued.

5.11                        Tax Withholding, Financial Records and Audits.

5.11.1              Tax Withholding.  If Applicable Law requires either Party to withhold any taxes from payments made to the other Party under this Agreement, then such taxes shall be deducted by the withholding Party as required by and shall be paid by the withholding Party to the proper tax authorities.  Official receipts of payment of any withholding tax shall be secured and sent to Party whose payments were subject to withholding as evidence of such payment.  The Parties shall exercise their best efforts to ensure that any withholding taxes imposed are reduced as far as possible under the provisions of any relevant tax treaty. The Parties agree that Recepta is transferring substantially all of its rights in the Recepta Technology for the Field and, as such, agree to treat such transfer as a sale (versus a license) for U.S. Federal tax purposes.  Accordingly, Mersana agrees that no U.S. withholding shall be made with respect to the upfront payment to be paid by Mersana pursuant to Section 5.1 or any of the milestone payments to be paid by Mersana pursuant to Sections 5.2 or 5.3.  However, if any relevant Governmental Authority or any change in Applicable Law requires Mersana to make such withholdings or to remit any amounts which were required to have been withheld in respect of any previous payments to Recepta hereunder, Mersana shall notify Recepta promptly in writing and Mersana may make such withholdings and may remit such amounts.  Recepta shall indemnify Mersana for any withholding amounts it is required to remit to the applicable Governmental Authority in respect of such previous payments to Recepta, together with any fines or penalties incurred solely as a result of Mersana’s failure to make such withholding.

5.11.2              Financial Records and Audits.  Each Party shall keep accurate and complete records of all financial information needed to calculate Net Sales and/or any payments due to such Party under this Agreement.  Each Party shall retain all records relating to Net Sales and/or any payments made to such Party during the [***] preceding calendar years.  During the Royalty Term applicable to a Party and for [***] thereafter, at the other Party’s written request, such records shall be made available for inspection, review and audit, during normal business hours and with reasonable advance notice to the audited Party, by an independent certified public accountant appointed by the auditing Party and reasonably acceptable to the audited Party for the purpose of verifying the accuracy of the audited Party’s reports and payments related to or based on Net Sales pursuant to this Agreement and reporting to the auditing Party the findings (but not the underlying data) of said examination of records as are necessary to evidence whether or not the audited Party has complied with its payment and other financial obligations related to or based on Net Sales under this Article 5 and the extent of any inaccuracy bearing on a Party’s payment obligations hereunder.  A copy of any report provided to the auditing Party by the accountant shall be given concurrently to the audited Party.  The auditing Party may perform such an audit no more than [***].  The auditing Party shall be responsible for all costs and expenses incurred in performing any such audit unless the audit discloses at least a [***] shortfall, in which case the audited Party shall bear the full cost of the audit.  If any such examination reveals an underpayment of royalties or that any Commercialization milestone payment contemplated in Section 5.3 was achieved by the corresponding milestone payment was not paid, then the audited Party shall promptly, and in any event within [***] Business Days following delivery of such audit report, pay the amount of the underpayment or the unpaid

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

milestone payment to the other Party, together with interest on the amount owing calculated at a rate of [***] per annum form the date on which the amount owing was to be paid until the date of payment in full.  If said examination of records reveals any overpayment of royalties, then the auditing Party shall credit the amount overpaid against the audited Party’s future royalty payment(s).  Notwithstanding the foregoing, if the audited Party disputes the findings of such examination in good faith, the audited Party may notify the auditing Party in writing and the matter shall be resolved in accordance with the dispute resolution procedure set forth in Section 11.7.  The time for making any relevant payments due under this Section 5.11.2 shall be tolled during the pendency of any such dispute resolution, provided, that interest on any amount determined to be owing shall in any event accrue from the date on which such amount was to be paid.

6.                                      CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS.

6.1                               Definition.  “Confidential Information” means confidential or proprietary information, data or know-how, whether provided in written, oral, visual or other form, provided by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement, including, but not limited to, the terms of this Agreement and information relating to the Disclosing Party’s existing or proposed research, development efforts, patent applications, business or products.  Confidential Information shall not include any such information that: (i) is already known to the Receiving Party or its Affiliates (other than under an obligation of confidentiality) at the time of disclosure (as evidenced by written records of the Receiving Party); (ii) is or becomes generally available to the public other than through any act or omission of the Receiving Party or its Affiliates; (iii) is disclosed to the Receiving Party or its Affiliates by a Third Party who, to the Receiving Party’s knowledge, had no separate nondisclosure obligation in respect of such information; or (iv) is independently discovered or developed by or on behalf of the Receiving Party or its Affiliates without the use of the Confidential Information of the Disclosing Party (as evidenced by written records of the Receiving Party).  The terms of this Agreement shall be deemed Confidential Information of each Party.

6.2                               Confidentiality.  The Receiving Party shall keep in confidence all Confidential Information of the Disclosing Party with the same degree of care it employs to maintain the confidentiality of its own Confidential Information, but no less than a reasonable degree of care.  The Receiving Party shall not use such Confidential Information for any purpose other than in performance of this Agreement or the exercise of its rights hereunder, or disclose the same to any other Person other than to such of its own and its Affiliates’ employees, agents, sublicensees and subcontractors who have a need to know such Confidential Information in connection with such permitted use.  A Receiving Party shall advise any employee, agent, sublicensee or subcontractor who receives Confidential Information of such obligations, and the Receiving Party shall ensure (through enforcement of written agreements or otherwise) that all such employees, agents, sublicensees and subcontractors comply with such obligations as if they had been a Party hereto.  The Receiving Party will be liable for breach of this Article 6 by any of its employees, agents, sublicensees and subcontractors.

6.3                               Permitted Disclosure and Use.  The Receiving Party shall have the right to disclose Confidential Information if, (i) in the reasonable opinion of the Receiving Party’s legal

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

counsel, such disclosure is required by any Applicable Laws (including the rules of any stock exchange), provided that, to the extent permitted pursuant to Applicable Law, the Receiving Party gives adequate prior notice of such disclosure to the Disclosing Party and the Receiving Party seeks confidential treatment of such Confidential Information to the maximum extent permitted by the relevant Governmental Authority; or (ii) a court, tribunal, administrative agency or other Governmental Authority orders such disclosure, provided that, to the extent permitted pursuant to Applicable Law, the Receiving Party gives adequate prior notice of such disclosure to the Disclosing Party to permit the Disclosing Party to intervene and to request protective orders or other confidential treatment.  The Receiving Party will cooperate reasonably with any such efforts by the Disclosing Party.  Furthermore, notwithstanding any other provision of this Agreement, either Party may disclose Confidential Information as necessary in connection with any actual or proposed financing, acquisition, merger, collaboration, licensing transaction or similar transaction, subject to confidentiality, or as necessary to obtain legal or financial advice from its attorneys, accountants and legal or financial advisors, provided, however, that the applicable Party shall limit such disclosure to the extent possible including the provision of redacted documents and provided further that the Person to whom such disclosure is made is subject to obligations of confidentiality to the Party making such disclosure that are no less stringent than those contained in this Article 6.  The Receiving Party making any disclosure pursuant to the immediately preceding sentence will be responsible for the compliance by such Persons with the requirements of this Article 6 as though such Persons were the Receiving Party hereunder and shall be liable for any breach by such Persons of this Article 6.  The Parties shall also be permitted to make disclosures consistent with, and pursuant to, Sections 11.1 and 11.2.

6.4                               Return.  Upon termination of this Agreement, the Receiving Party shall return or destroy all documents or other media containing Confidential Information of the Disclosing Party with the exception of one (1) copy for the sole purpose of monitoring and documenting the confidentiality obligations hereunder.

6.5                               Remedies.  Money damages will not be an adequate remedy if this Article 6 is breached and, therefore, either Party may, in addition to any other legal or equitable remedies, seek an injunction or other equitable relief against such breach or threatened breach without the necessity of posting any bond or surety.

6.6                               Survival.  This Article 6 shall survive the expiration or termination of this Agreement for a period of [***] years.

7.                                      REPRESENTATIONS AND WARRANTIES.

7.1                               Mutual Representations and Warranties.  Mersana and Recepta each represents and warrants to the other as of the Effective Date, that:

7.1.1                     Such Party (i) is duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its organization; (ii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; and (iii) has or will obtain all necessary licenses, permits, consents, or approvals from or by, and has made or will make all necessary notices to,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

all Governmental Authorities having jurisdiction over such Party, required for performance of this Agreement;

7.1.2                     The execution, delivery and performance of this Agreement by such Party (i) are within the corporate power of such Party; (ii) have been duly authorized by all necessary or proper corporate action on the part of such Party; (iii) do not conflict with any provision of the organizational documents of such Party; (iv) does not, as of the Effective Date, violate any Applicable Laws or any order or decree of any court or Governmental Authority; and (v) will not violate or conflict with any terms of any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Party is a party, or by which such Party is bound or becomes bound during the Term;

7.1.3                     This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and

7.1.4                     No governmental authorization, consent, approval except Regulatory Approvals, license, registration, filing or exemption therefrom with any court or other Governmental Authority is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection therewith.

7.2                               Recepta Representations and Warranties.  Recepta represents, warrants and covenants to Mersana that:

7.2.1                     as of the Effective Date, (i) Recepta has not previously assigned, transferred, licensed, conveyed or otherwise encumbered its right, title and interest in the Recepta Patents or any component of the Recepta Know-How in a manner that precludes or is inconsistent with the license rights granted to Mersana pursuant to this Agreement, (ii) there are no Patents owned or Controlled by Recepta, other than the Recepta Patents, that would prevent Mersana or its sublicensees from Developing, manufacturing and/or Commercializing Licensed Products as set forth herein, and from exploiting the rights granted under Section 2.1.1, (iii) there are no pending claims, judgments or settlements affecting any of the Recepta Technology owned by Recepta and Recepta has received no written notice thereof, (iv) to Recepta’s knowledge, there are no pending claims, judgments or settlements affecting any of the Recepta Technology otherwise Controlled by Recepta and Recepta has received no written notice thereof, and (v) to Recepta’s knowledge, none of the foregoing contemplated by clauses (iii) or (iv) above is threatened;

7.2.2                     with respect to any agreements or other instruments pursuant to which Recepta acquires its rights to the Recepta Patents and Recepta Know-How, Recepta will not knowingly commit any act or omission that would reasonably be expected to give rise to any Third Party right to terminate such agreements or other instruments and, with respect to the LICR License, shall exercise its rights and perform its obligations thereunder to the extent necessary to maintain such rights under the LICR Agreement in a manner consistent with the license rights granted to Mersana pursuant to this Agreement; provided, however, that in no event shall Recepta be in breach of this Section 7.2.2 by virtue of any breach under the LICR

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License or any other Third Party agreement to the extent such breach is directly attributable to any act or omission of Mersana or its Affiliate, sublicensee or subcontractor in respect of any Licensed Product; and

7.2.3                     Recepta shall not exercise any right it may have to terminate the LICR License or otherwise amend the LICR License in a way that adversely affects Mersana’s rights hereunder with respect to the Recepta Technology without the prior written consent of an officer of Mersana.

7.3                               Mersana Representations and Warranties.  Mersana represents and warrants to Recepta that:

7.3.1                     as of the Effective Date, (i) Mersana has not previously assigned, transferred, exclusively licensed, conveyed or otherwise encumbered its right, title and interest in the Mersana Technology in a manner inconsistent with the licenses granted to Recepta under Sections 2.1.2 and 2.2.2, (ii) there are no pending claims, judgments or settlements affecting any of the Mersana Technology owned by Mersana and Mersana has received no written notice thereof, (iii) to Mersana’s knowledge, there are no pending claims, judgments or settlements affecting any of the Mersana Technology otherwise Controlled by Mersana and Mersana has received no written notice thereof, and (iv) to Mersana’s knowledge, none of the foregoing contemplated by clauses (ii) or (iii) above is threatened;

7.3.2                     with respect to any agreements or other instruments pursuant to which Mersana acquires its rights to the Mersana Technology, Mersana will not knowingly commit any act or omission that would reasonably be expected to give rise to any Third Party right to terminate such agreements or other instruments and shall maintain such rights in a manner consistent with the license rights granted to Recepta pursuant to this Agreement.  There are no Patents owned or Controlled by Mersana, other than the Mersana Patents, that would prevent Recepta or its sublicensees from exploiting the rights granted under Section 2.1.2 or 2.2.2; and

7.3.3                     Mersana has utilized its own scientific, marketing and distribution expertise and experience to analyze and evaluate both the scientific and commercial value of the rights granted under this Agreement, and Mersana has entered into this Agreement based on its own independent assessment and evaluation.

7.4                               Disclaimer of Warranty.  Except for the express warranties set forth in this Article 7, nothing in this Agreement shall be construed as a representation or warranty by either Party (i) that any Licensed Product made, used, sold or otherwise disposed of under this Agreement is or will be free from infringement of patents, copyrights, trademarks or other intellectual property rights of any Third Party; (ii) regarding the effectiveness, value, safety, or non-toxicity of any technology; or (iii) that any Licensed Product will obtain Regulatory Approval or that any specific level of Net Sales will be achieved.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES AND EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES AND RENOUNCES ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

PARTICULAR PURPOSE, AND ALL WARRANTIES ARISING FROM ANY COURSE OF DEALING OR PERFORMANCE OR USAGE OF TRADE.

8.                                      INDEMNIFICATION.

8.1                               Indemnification by Mersana.  Subject to Section 8.3, Mersana shall indemnify, defend and hold harmless Recepta and its Affiliates and each of their officers, directors, shareholders, employees, successors and permitted assigns from and against all Third Party Claims, and pay all associated Losses, arising out of (i) Mersana’s or its Affiliate’s or its or their sublicensee’s, distributor’s, subcontractor’s or its or their respective director’s, officer’s, employee’s or agent’s gross negligence or willful misconduct in performing any of its obligations under this Agreement, or otherwise in relation to its or their Development or Commercialization of the Licensed Products, (ii) any violation of Applicable Law in connection with the Development, Commercialization, manufacture, use, handling, storage, marketing, sale, distribution or other disposition of Licensed Products by Mersana, its agents, subcontractors or sublicensees (iii) any breach by Mersana of any of its representations, warranties or covenants under this Agreement, or (iv) any personal injury, death or property damage resulting from the Development, Commercialization, manufacture, use, handling, storage, marketing, sale, distribution or other disposition of Licensed Products  by Mersana, its Affiliates, its agents, subcontractors or sublicensees.  Notwithstanding the preceding sentence, Mersana shall have no obligation with respect to Third Party Claims or associated Losses to the extent they are subject to Recepta’s indemnification obligations pursuant to Section 8.2 or to the extent otherwise attributable to any of the circumstances set forth in clauses (i) through (iv) thereof.

8.2                               Indemnification by Recepta.  Subject to Section 8.3, Recepta shall indemnify, defend and hold harmless Mersana and its Affiliates and each of their officers, directors, shareholders, employee’s, successors and permitted assigns from and against all Third Party Claims, and pay all associated Losses, to the extent arising out of (i) Recepta’s or its Affiliate’s or its or their sublicensee’s, distributor’s, subcontractor’s or its or their respective director’s, officer’s, employee’s or agent’s gross negligence or willful misconduct in performing any of its obligations under this Agreement, or otherwise in relation to its or their Development or Commercialization of the Licensed Products, (ii) any violation of Applicable Law in relation to the Development, Commercialization, use, handling, storage, marketing, sale, distribution or other disposition of Licensed Products by Recepta, its agents, subcontractors or sublicensees, (iii) any breach by Recepta of any of its representations, warranties or covenants under this Agreement, or (iv) any personal injury, death or property damage resulting from the Development, Commercialization, manufacture, use, handling, storage, marketing, sale, distribution or other disposition of Licensed Products by Recepta, its Affiliates, its agents, subcontractors or sublicensees.  Notwithstanding the preceding sentence, Recepta shall have no obligation with respect to Third Party Claims or associated Losses to the extent they are subject to Mersana’s indemnification obligations pursuant to Section 8.1 or to the extent otherwise attributable to any of the circumstances set forth in clauses (i) through (iv) thereof.

8.3                               Procedure for Indemnification.

8.3.1                     Notice.  Each Party (“Indemnified Party”) will notify promptly the other Party (“Indemnifying Party”) in writing if it becomes aware of a Claim (actual or potential)

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by any Third Party or any proceeding commenced by a Third Party (including any investigation by a Governmental Authority) (any of the foregoing, a “Third Party Claim”) for which indemnification may be sought and will give such related information as the Indemnifying Party shall reasonably request; provided, however, that no failure or delay in giving such notice shall limit the Indemnified Party’s right to indemnification hereunder except to the extent that the Indemnifying Party is prejudiced thereby.

8.3.2                     Defense of Claim.  The Indemnifying Party shall defend or control the defense of Third Party Claims.  The Indemnifying Party shall be responsible for satisfying and discharging any award made to or settlement reached with the Third Party pursuant to the terms of this Agreement.  The Indemnifying Party shall retain counsel reasonably acceptable to the Indemnified Party (such acceptance not to be unreasonably withheld, refused, conditioned or delayed) to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding.  In any such proceeding, the Indemnified Party shall have the right to participate in, but not control, the defense of such proceeding at its own cost and expense, and shall have the right to retain its own counsel, at its own cost and expense.  Neither Party shall settle any Third Party Claim without the prior written consent of the other Party, which consent shall not be unreasonably withheld, refused, conditioned or delayed.  The Indemnified Party shall cooperate in all reasonable respects in the defense of such Third Party Claim, as requested by the Indemnifying Party.  The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld, refused, conditioned or delayed), effect any settlement of any such Third Party Claim, unless such settlement includes an unconditional release of the Indemnified Party from all liability on such Claims.  Notwithstanding the foregoing, if the Indemnifying Party notifies the Indemnified Party in writing that it does not intend to assume the defense of any Third Party Claim subject to indemnification hereunder in accordance with the foregoing or fails to assume the defense of any Third Party Claim at least [***] Business Days before any deadline the passing of which could adversely affect the outcome without responsive action by or on behalf of the Indemnified Party (or, if the Indemnifying Party receives less than [***] Business Days’ notice of such deadline, if it fails to assume such defense as soon as practicable following receipt of notice), the Indemnified Party shall have the right to assume and control such defense and shall have the right to settle or compromise the same without the Indemnifying Party’s consent, and the fees and expenses incurred by the Indemnified Party in connection therewith, including its reasonable legal fees and expenses, will be included in the indemnifiable Losses in connection with such Third Party Claim.

8.4                               Insurance.  During the Term of this Agreement, the Parties shall obtain and maintain at their sole cost and expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of the Development, manufacture and Commercialization of any Licensed Product and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the biopharmaceutical industry in such Party’s territory.  The Party maintaining any such Third Party insurance coverage shall ensure that the other Party is named as an additional insured thereunder and shall provide a certificate evidencing such coverage to the other Party upon request.

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9.                                      PATENTS.

9.1                               Prosecution and Maintenance.

9.1.1                     Recepta Patents.  For so long as the license grants to Mersana set forth in Section 2.1.1 remain in effect, Recepta shall use reasonable efforts to, or, to the extent LICR has the right to conduct the following activities pursuant to the LICR License, shall use reasonable efforts to cause LICR to file, prosecute and maintain the Recepta Patents in such jurisdictions within the Territory as Mersana may specify in writing.  Recepta shall keep, or, as applicable, shall cause LICR to keep, Mersana reasonably informed of the progress with regard thereto, and shall promptly provide, or, as applicable, shall cause LICR to provide, Mersana with all material correspondence, filings, notifications and other communications, relating to the preparation, filing, prosecution and maintenance of such Recepta Patents in the Territory.  Mersana shall have the right to comment on the preparation, filing, prosecution and maintenance of the Recepta Patents in the Territory and Recepta, as applicable, shall provide Mersana’s comments to LICR; provided, however, that LICR or Recepta, as applicable, shall make the final determination with respect thereto after considering any such comments in good faith.  Mersana will reimburse Recepta’s out-of-pocket costs and expenses incurred after the Effective Date in connection with any of Recepta’s contractual obligations to LICR relating to the LICR’s prosecution and maintenance of the Recepta Patents in the Territory or, if mutually agreed in writing by the Parties and LICR, directly pay the relevant costs and expenses to LICR.

9.1.2                     Mersana Patents.  As between the Parties, Mersana is solely responsible for the filing, prosecution and maintenance of the Mersana Patents.  For so long as the license grants to Recepta set forth in Section 2.1.2 remain in effect, Mersana shall use reasonable efforts to file, prosecute and maintain the Mersana Patents in the Recepta Territory. Recepta shall provide Mersana, at Mersana’s sole cost and expense, all reasonably requested assistance in connection therewith.  Mersana shall keep Recepta informed of all material issues and developments relating to the preparation, filing, prosecution and maintenance of such Mersana Patents in the Recepta Territory.  Without limiting the foregoing, Mersana will provide Recepta with copies of all material correspondence, filings, notifications and other correspondence with the Brazilian National Institute of Industrial Property relating to the preparation, filing and maintenance of the Mersana Product Patents in the Recepta Territory and shall consider in good faith any comments that Recepta may have in relation thereto.  In the event that (i) Mersana intends not to prosecute or maintain any Mersana Product Patent in the Recepta Territory or (ii) Mersana intends to abandon or otherwise cause or allow any Mersana Product Patent to be forfeited, and, in either case, one or more Valid Claims of such Patent Cover a Licensed Product in the Recepta Territory, then Mersana shall provide timely written notice to Recepta of such intention.

9.2                               Notice of Patent Challenge.  Each Party shall promptly, but in any event no later than [***] Business Days after receipt of notice of such action, notify the other Party in writing upon becoming aware of any re-examination, interference, opposition, nullity or similar actions, or challenges to the validity or enforceability of, or any alleged or threatened infringement by any Third Party of, either (i) the Recepta Patents in the Territory or (ii) the Mersana Patents in the Recepta Territory, in each case, with respect to the Field, or if such Party or any of their respective Affiliates or sublicensees shall be individually named as a defendant in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

a legal proceeding in the Territory by a Third Party alleging infringement or violation of such Third Party’s Patents (any of the foregoing occurrences, a “Patent Challenge”).

9.3                               Patent Challenge Regarding Mersana Patents.  As between the Parties, to the extent a Patent Challenge directly concerns any Mersana Patents in the Recepta Territory, Mersana shall have the first right, but not the obligation, to respond to, defend or prosecute any such Patent Challenge, including defending against any counter-claims of invalidity and unenforceability with respect to such Patents.  If Mersana elects to pursue any such Patent Challenge, Mersana will be solely responsible for, and will have the full control of, the proceedings.  In making its determination whether to take any action to prosecute any Patent Challenge involving any alleged or threatened infringement of the Mersana Patents in the Recepta Territory, Mersana may take into account the potential effect such action could have on the entirety of Mersana’s patent portfolio and not solely the Mersana Patents in the Recepta Territory.  If a Patent Challenge involves a Third Party claim of infringement against Recepta or its Affiliates or sublicensees involving the use, marketing or sale of the Licensed Products in the Recepta Territory and Mersana elects not to exercise its right to defend them against such an allegation, then Recepta may defend such Third Party Claim at its own expense and Mersana shall cooperate with Recepta at Recepta’s request and expense and shall have the right to be represented by counsel selected by Mersana.  In connection with any Patent Challenge relating to the Mersana Patents in the Recepta Territory: (i) the Party not responsible for the Patent Challenge will cooperate with the other Party (“Responsible Party”) and its legal counsel, join in such suits as may be brought by the Responsible Party, and be available at the Responsible Party’s reasonable request to be an expert witness or otherwise to assist in such proceedings at the Responsible Party’s expense; (ii) the Responsible Party will keep the other Party and its counsel reasonably informed at all times as to the status of the Responsible Party’s response or defense; (iii) legal fees and other costs and expenses of the Responsible Party associated with such response or defense shall be paid by the Responsible Party; (iv) legal fees and other costs and expenses associated with such response or defense incurred by the other Party at the Responsible Party’s request shall be paid by the Responsible Party; and (v) any amounts recovered from Third Parties in connection with any such Patent Challenge shall be applied [***] to Recepta and [***] to Mersana, subject first to reimbursement of expenses of the Responsible Party.

9.4                               Patent Challenge Regarding Recepta Patents.

9.4.1                     As between the Parties, to the extent a Patent Challenge directly concerns the Recepta Patents in the Territory, Mersana shall have the first right, but not the obligation, to respond to, defend or prosecute any such Patent Challenge, including defending against any counterclaims of invalidity and unenforceability with respect to such Patents.  In the event Mersana elects to do so, it will be solely responsible for and have the full control of the proceedings.  In connection therewith: (i) Recepta will cooperate with Mersana and its legal counsel, join in such suits as may be brought by Mersana, and be available at Mersana’s reasonable request to be an expert witness or otherwise to assist in such proceedings at Mersana’s expense; (ii) Mersana will keep Recepta and its counsel reasonably informed at all times as to the status of Mersana’s response or defense and Recepta shall have the right to participate in, but not control, any such proceeding with its own counsel at Recepta’s sole cost and expense (except as provided in clause (iv) below); (iii) legal fees and other costs and

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

expenses of Mersana, associated with such response or defense shall be paid by Mersana; (iv) legal fees and other costs and expenses associated with such response or defense incurred by Recepta at Mersana’s request shall be paid by Mersana; and (v) any amounts recovered from Third Parties in connection with such response or defense shall be applied [***] to Recepta and [***] to Mersana, subject first to reimbursement of expenses of Mersana.

9.4.2                     In the event that Mersana elects not to respond to, defend or prosecute any Patent Challenge that directly concerns the Recepta Patents in the Recepta Territory, or Mersana elects to abandon any such action, Mersana shall promptly notify Recepta of such election in writing.  In such event, Recepta shall have the option to respond, defend or prosecute such Patent Challenge at Recepta’s sole cost and expense, provided that Mersana shall cooperate with and provide assistance to Recepta at Recepta’s expense, including by allowing Recepta to initiate or continue any such action in Mersana’s name.  Recepta shall keep Mersana informed of the status of such Patent Challenge and notify it promptly in writing of any judgment, settlement or other disposition thereof.  If any amounts are recovered from any Third Party in connection with any such Patent Challenge which Recepta responds to, defends or prosecutes pursuant to this Section 9.4.2, Recepta shall first deduct its expenses from the amount of such recovery and then promptly pay Mersana an amount equal to the [***] of the remaining recovery amount.

9.5                               Defense of Infringement Claims.  The Party responsible for managing the defense against any Third Party claim of Patent infringement pursuant to Sections 9.3 or 9.4, as applicable, shall have the right to settle such claim on terms deemed appropriate by such Party, provided, however, that any such settlement must include a full and unconditional release from all liability of the other Party and may not adversely affect the rights of the other Party without such other Party’s prior written consent (such consent not to be unreasonably withheld or delayed).

9.6                               Biosimilars.  Each Party shall promptly, but in any event no later than  [***] Business Days after receipt of notice of such application, notify the other Party if it becomes aware of any application for regulatory approval of a biosimilar anywhere in the Territory where any Licensed Product is a reference product under such application.  Mersana shall take the lead and be responsible for preparing and filing any responses with any Regulatory Authority and negotiating any patent resolution in connection with any such application as set forth in paragraphs 2 through 6 of Section 351(l) of the United States Public Health Service Act (42 U.S.C. § 262(l)(2)-(6)), or any foreign equivalent thereof and shall use Diligent Efforts in relation thereto.  Recepta shall cooperate with Mersana’s reasonable requests for assistance in connection therewith.

10.                               TERM AND TERMINATION.

10.1                        Term.  This Agreement shall come into effect on the Effective Date and continue until it is terminated in its entirety by either Party pursuant to Section 10.2 (such period, the “Term”).  Effective upon the expiration of the Royalty Term for a Licensed Product with respect to any country outside the Recepta Territory, the license granted to Mersana pursuant to Section 2.1.1 with respect to such Licensed Product in such country shall automatically become fully paid-up and royalty-free.  Effective upon the expiration of the Royalty Term in the Recepta

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Territory for a Licensed Product, the license granted to Recepta pursuant to Section 2.1.2 with respect to such Licensed Product shall automatically become fully paid-up and royalty-free.

10.2                        Termination.

10.2.1              Convenience.  Mersana may terminate this Agreement, in its entirety or a country-by-country, Licensed Product-by-Licensed Product basis with or without cause at any time by giving Recepta at least one hundred eighty (180) calendar days’ prior written notice (if terminating this Agreement in its entirety) or forty-five (45) calendar days’ prior written notice (if terminating this Agreement with respect to one or more countries); provided, however, that Mersana may not terminate this Agreement for convenience with respect to the Recepta Territory unless such termination is in connection with a termination of this Agreement in its entirety.

10.2.2              Material Breach.

(a)                                 In the event of a material breach of this Agreement, the non-breaching Party may deliver notice of such breach to the breaching Party, such notice containing the material details of said breach to the extent known to the non-breaching Party.  The breaching Party shall have, subject to Section 10.2.2(b), [***] Business Days to cure such breach [***] Business Days in the case of a Party’s breach of its payment obligations).  Subject to Section 10.2.2(b), if the Party receiving notice of breach fails to cure such breach within the [***] Business Day period or [***] Business Day period (as applicable), the Party originally delivering the notice may terminate this Agreement upon written notice to the other Party, provided, that if the breach applies only to a given country, the non-breaching Party may only terminate this Agreement with respect to such country and thereafter, in the case of a breach by Mersana, the Territory shall no longer include the country in which such termination has occurred.

(b)                                 If a Party gives notice of breach under Section 10.2.2(a) and the other Party, acting in good faith, disputes in writing prior to the end of the applicable cure period whether such notice was proper, then the issue of whether a material breach has occurred shall be resolved in accordance with Section 11.7.  If as a result of such dispute resolution process it is determined that the notice of breach was proper, then such notice shall be deemed to have been effective if the breaching Party fails thereafter to cure such breach in accordance with the determination made in the resolution process within the applicable cure period following such determination.  If as a result of such dispute resolution process it is determined that the notice of breach was improper, then no such notice shall be deemed to have been effective and this Agreement shall remained in effect.  All of the terms and conditions of this Agreement shall remain in full force and effect during the pendency of such dispute resolution process.

10.2.3              Bankruptcy.  Either Party may terminate this Agreement in its entirety immediately upon written notice, if the other Party makes an assignment for the benefit of creditors, or a receiver, trustee in bankruptcy or similar officer is appointed to take charge of any or all of the other Party’s property, or the other Party seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding or such a

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proceeding is instituted against the other Party and is not dismissed within [***] Business Days, or the other Party becomes insolvent or, without a successor, dissolves or liquidates.

10.2.4              Patent Challenge.

(a)                                 Recepta may terminate this Agreement, with respect to any Licensed Product in a given country, immediately upon the issuance of written notice to Mersana, if Mersana or any of its Affiliates performing [***].

(b)                                 Mersana may terminate this Agreement with respect to any Licensed Product in the Recepta Territory immediately upon the issuance of written notice to Recepta if Recepta or any of its Affiliates performing [***].

10.3                        Effects of Termination.

10.3.1              Termination by Recepta or by Mersana for Convenience.  In the event that this Agreement is terminated by Recepta pursuant to the terms of this Agreement or by Mersana pursuant to Section 10.2.1, (i) all rights and licenses on a [***] basis granted to Mersana, as well as all sublicenses granted under this Agreement by Mersana and/or any of its sublicensees, shall immediately terminate; however, Mersana and its sublicensees shall be entitled to sell, for a period of [***] months after the effective date of termination, any inventories of Licensed Products in the Field in the Territory that are on-hand as of the effective date of termination, subject to Mersana’s payment of royalties to Recepta in respect of such sales, in accordance with Article 5 hereof and (ii) except as otherwise contemplated in Section 10.3.2(a), all of the rights and licenses granted to Recepta under Sections 2.1.2, 2.2.2, 2.3.3 and 2.4.2, including any sublicenses already granted by Recepta pursuant to Section 2.2.2, shall remain in effect, subject to Recepta’s ongoing obligations to make royalty payments in accordance with Sections 5.5 through 5.7 and subject to Section 5.8.2 which, for clarity, shall also remain in effect.  In addition, Recepta may, at its option, offset any amounts due and payable to Mersana in respect of the aforementioned royalties by the amount of any damages awarded to Recepta by the arbitrator pursuant to Section 11.7.

10.3.2              Termination by Mersana.

(a)                                 In the event that this Agreement is terminated by Mersana either (i) in respect to the Recepta Territory pursuant to Sections 10.2.2, 10.2.3 or 10.2.4(b) or (ii) in its entirety pursuant to Section 10.2.1 and following such termination no sales of any Licensed Product by or for Recepta or Mersana or any of their respective Affiliates or sublicensees have been made for [***] month period (the last day of such period, the “Cessation Date”), then (1) all rights and licenses granted to Recepta in respect of the Mersana Technology, Promotional Materials and ROW Trademarks, as well as all sublicenses granted under this Agreement by Recepta and/or any of its sublicensees in respect of the foregoing, shall immediately terminate in respect of all Licensed Products as of the effective date of termination (in the case of a termination contemplated by the foregoing clause (i)) or as of the Cessation Date (in the case of a termination contemplated by the foregoing clause (ii)), (2) following the effective date of termination (in the case of a termination contemplated by the foregoing clause (i)) or following the Cessation Date (in the case of a termination contemplated by the foregoing

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

clause (ii)), if requested by Mersana, at its option, Recepta will either (x) in the case of a termination contemplated by the foregoing clause (i), promptly assign or transfer, or cause to be assigned and transferred to Mersana (or if not so assignable, Recepta shall use reasonable efforts to make available to Mersana the benefits of), all Regulatory Approvals specifically relating to all Licensed Products in the Recepta Territory, together with all related filings with any Regulatory Authority and any other supporting documentation and dossier submissions in respect of such Licensed Products or (y) in the case of a termination contemplated by the foregoing clause (ii), promptly withdraw or otherwise terminate the effectiveness of all Regulatory Approvals specifically relating to all Licensed Products in the Recepta Territory and transfer to Mersana all related filings with any Regulatory Authority and any other supporting documentation and dossier submissions in respect of such Licensed Products, and (3) following the effective date of termination (in the case of a termination contemplated by the foregoing clause (i)) or following the Cessation Date (in the case of a termination contemplated by the foregoing clause (ii)), if requested by Mersana, Recepta shall promptly cause all of Recepta’s rights, title and interest in and to the Recepta Trademarks (other than any corporate names or logos) and Promotional Materials (including all translations thereof) specifically relating to the Licensed Products in the Recepta Territory to be transferred and assigned solely and exclusively to Mersana or Mersana’s designee and use reasonable efforts to take such further action as Mersana determines is reasonably necessary for ownership and Control thereof to vest solely and exclusively in Mersana or Mersana’s designee(s).  In the case of a termination by Mersana pursuant to Section 10.2.2 or 10.2.4(b), such transfers and other actions contemplated by the immediately preceding sentence shall be at Recepta’s sole cost.  Otherwise, Mersana shall promptly reimburse Recepta for all of the direct, out-of-pocket costs and expenses incurred by Recepta (x) in connection with obtaining any Regulatory Approvals which Mersana requests to have withdrawn or terminated pursuant to the foregoing clause (2), including all fees paid by Recepta to any Regulatory Authority in connection with any application for Regulatory Approval with respect to any Licensed Product in the Recepta Territory and (y) in connection with obtaining or maintaining any Recepta Trademarks or Promotional Materials which Mersana requests to have assigned or transferred to it pursuant to the foregoing clause (3).  For clarity, Mersana shall not be obligated to reimburse Recepta pursuant to this Section 10.3.2(a) for (A) any other costs or expenses of Recepta incurred in connection with any Development activities undertaken by Recepta, or undertaken by Mersana and reimbursed by Recepta, in relation thereto, (B) any fees associated with actually effecting any such transfers of filings, approvals, trademarks or rights, or (C) any associated legal fees or expenses.  Notwithstanding the foregoing, Recepta and its existing sublicensees shall be entitled [***] by Mersana pursuant to any of the Sections referenced in clause (ii) above, any inventories of Licensed Products in the Field in the Recepta Territory that are on-hand with Recepta or its sublicensees as of the effective date of termination, as well as any quantities of Licensed Product supplied pursuant to Section 10.3.4, subject to Recepta’s payment of royalties to Mersana in respect of such sales, in accordance with Sections 5.5 through 5.7 and subject to Section 5.8.2 which, for clarity, shall also remain in effect.

(b)                                 In the event of any termination of this Agreement by Mersana pursuant to Sections 10.2.2, 10.2.3, or 10.2.4(b), all of the rights and licenses granted to Mersana under Sections 2.1.1 and 2.2.1, including any sublicenses already granted by Mersana pursuant to Section 2.2.1, shall remain in effect, subject to Mersana’s ongoing obligations to make the milestone and royalty payments in accordance with Sections 5.2, 5.3, 5.4, 5.6 and 5.7

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and subject to Section 5.8.1, all of which, for clarity, shall also remain in effect; provided, however, that to the extent Mersana is obligated to pay any such milestone and/or royalty payments directly to LICR pursuant to the terms of the Three-Party Agreement, Mersana shall make such payments directly to LICR in accordance with such terms and Mersana shall not have any further obligation hereunder or otherwise to make such payments to Recepta.  In addition, Mersana may, at its option, offset any amounts due and payable to Recepta in respect of the aforementioned milestones and royalties by the amount of any damages awarded to Mersana by the arbitrator pursuant to Section 11.7.

10.3.3              Partial Termination.  For the avoidance of doubt, if Recepta exercises its right to terminate this Agreement pursuant to Section 10.2.2 or Section 10.2.4(a) due to Mersana’s breach of this Agreement or challenge to Recepta’s Patents, or Mersana terminates this Agreement pursuant to Section 10.2.1, in respect of one or more (but not all) countries in the Territory, this Agreement shall terminate only with respect to those specific country(ies) such that, thereafter, the Territory shall no longer include the country in which such termination has occurred.

10.3.4              Continued Supply Rights.

(a)                                 If this Agreement terminates in its entirety or in respect of any Licensed Product(s) in respect of which Regulatory Approval has been received in the Recepta Territory, other than pursuant to a termination by Mersana pursuant to Sections 10.2.2, 10.2.3, or 10.2.4(b), and one or more of the Licensed Product(s) affected by such termination will not be manufactured by or for Mersana or its Affiliates or sublicensees for Commercialization anywhere outside the Recepta Territory following such termination, then (i) Mersana shall discuss in good faith with Recepta the terms under which it might continue to supply Recepta or its designated sublicensee with such Licensed Product(s) for sale to end user customers in the Recepta Territory, on terms as close as reasonably possible to those contemplated by Section 3.3.2, it being understood that (a) Mersana may not Control all of the intellectual property rights necessary to manufacture the Licensed Products and shall have no obligation to develop or acquire any intellectual property rights in order to arrange for such manufacture and (b) in no event shall Mersana be required, as a condition of such supply arrangement, to transfer or otherwise disclose (or to authorize the transfer or disclosure of) any Mersana Technology to a Third Party not already in possession of such Mersana Technology.  Such discussions shall begin on the date Mersana or Recepta, as applicable, gives effective notice of termination and, unless the Parties agree otherwise or a supply arrangement is sooner agreed to in writing, shall end on the effective date of termination if Mersana is the terminating Party or [***] calendar days after the effective date of termination if Recepta is the terminating Party.  In addition, following any such termination, Mersana shall use reasonable efforts to supply, or cause to be supplied, to Recepta or its designated sublicensee, for a purchase price equal to Mersana’s cost, a quantity of Licensed Product equal to Recepta’s (or such sublicensee’s) forecasted requirements for the [***] period following the effective date of such termination.

(b)                                 If this Agreement terminates in its entirety or in respect of any Licensed Product(s) in respect of which Regulatory Approval has been received in the Recepta Territory, other than pursuant to a termination by Mersana pursuant to Sections 10.2.2,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.2.3, or 10.2.4(b), and one or more of the Licensed Product(s) affected by such termination will continue to be manufactured by or for Mersana or its Affiliates or sublicensees for Commercialization anywhere outside the Recepta Territory following such termination, then Recepta shall be entitled to continue to receive supply of such Licensed Product(s) pursuant to and in accordance with any Supply Agreement then in effect or, if no such Supply Agreement is then in effect, then Section 3.3.2 hereof shall remain in effect in relation to such Licensed Product(s) following such termination and Recepta shall be entitled to obtain supply of such Licensed Product(s) under any Supply Agreement entered into pursuant thereto after termination.

(c)                                  During the Royalty Term for the Recepta Territory, Recepta’s Net Sales received pursuant to sales or transfers of Licensed Products by Recepta following termination will be subject to royalty payments as set forth in Sections 5.5 through Section 5.7 and subject to Section 5.8.2 all of which, for clarity, shall remain in effect.  Thereafter, Recepta’s license under the Mersana Technology pursuant to Section 2.1.2 shall automatically become royalty-free and fully-paid upon the expiration of the Royalty Term in the Recepta Territory.

10.4                        Availability of Cell Lines.  In the event of any termination of this Agreement in its entirety by Mersana pursuant to Section 10.2.1 or by Recepta pursuant to Sections 10.2.2, 10.2.3 or 10.2.4(a), within [***] Business Days after Recepta’s written request, Mersana will make available to Recepta and extend to Recepta all necessary rights to use, without charge, any new cell lines owned or Controlled by Mersana as of the effective date of termination which are necessary or useful for the development and/or manufacture of the Antibody, subject to any restrictions or limitations set forth in any Third Party agreements governing the transfer or use or such cell lines.  Such assistance may include, but will not be limited to, executing such agreements as may be necessary to release Mersana’s rights to such cell lines under Mersana’s agreements with its Third Party manufacturers.  For the avoidance of doubt, Recepta shall be responsible for any reasonable and documented costs incurred by Mersana in connection with the storage and/or maintenance of the cell line(s) until such time as Recepta assumes responsibility for such storage and/or maintenance.

10.5                        Accrued Rights; Surviving Obligations.  Except as provided elsewhere, termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration.  Such termination or expiration shall not relieve any Party from obligations which are expressly or by implication intended to survive termination or expiration of this Agreement, including, but not limited to, Articles 1 and 6 (but only for the [***] specified in Section 6.6), and Sections 2.4, 2.5, 4.4, 4.5, 5.9, 5.10, 5.11, 7.4, 8.1-8.3, 9.3, 9.4 (but only for so long as the license granted to Mersana under Section 2.1.1 remains in effect), 9.5, 10.3, 10.4, 11.1, 11.2, 11.4, 11.5, 11.7-11.19 and this Section 10.5.  Termination or expiration of this Agreement shall not affect or prejudice any right of either Party to receive payments due hereunder or for which the event giving rise to such payment obligation has occurred prior the effectiveness of such termination or expiration (which, in the case of the payment contemplated by Section 5.1 is the execution and delivery of this Agreement by both Parties) and shall not preclude or hinder the terminating Party from also bringing, amending or pursuing an action against the other Party for damages and all other available legal and equitable remedies, subject to Section 11.7.  In addition, Mersana’s obligations pursuant to Sections 5.2, 5.3, 5.4, 5.6 and 5.7 shall, subject to Section 5.8.1, survive

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and continue in accordance with their terms following any termination or expiration of this Agreement in respect of Mersana’s or any of its Affiliates’ or licensees’ continued Development or Commercialization of any Licensed Product, the Development, manufacture, use or Commercialization of which by Mersana or any of its Affiliates or sublicensees prior to the effective time of termination or expiration of this Agreement utilized any Recepta Know-How.

11.                               MISCELLANEOUS.

11.1                        Publications.  As between the Parties, and except for any required filings with any Regulatory Authority pursuant to a Party’s obligations hereunder to obtain Regulatory Approval in any jurisdiction, Mersana shall have the sole and exclusive right, but not the obligation, to make any publication in respect of the results arising out of Development of Licensed Products and Recepta shall make no such publication without the prior written consent of Mersana.  Without limiting the preceding sentence, if Recepta wishes to make such a publication, then it will submit the proposed publication to Mersana at least [***] calendar days prior to the intended date of publication so that Mersana may, within [***] calendar days after its receipt of such proposed publication, identify to Recepta any of Mersana’s Confidential Information contained in the proposed publication.  Recepta shall withhold publication of any of information timely identified to Recepta as Mersana’s Confidential Information for a period of up to [***] calendar days to allow for the filing of patent applications or the taking of such measures as may be appropriate to preserve proprietary rights in and the confidentiality of the information in the material being submitted for publication or presentation (including withholding such publication).  By agreement of the Parties, this period may be further extended.  The Parties will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any such publications or presentations.

11.2                        Public Announcements.  Except as may be expressly permitted under this Section 11.2 or mandated by Applicable Laws or the rules of any stock exchange, neither Party will make any public announcement of any information regarding this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed.  Once any statement is approved for disclosure by the Parties, either Party may make a subsequent public disclosure containing the same information disclosed in such prior public announcement without further approval of the other Party.  Notwithstanding the above, the Parties shall issue the joint press release attached hereto as Exhibit 2 on the Effective Date.

11.3                        No Debarred Personnel.  Each Party agrees that it and its sublicensees shall not use, during the Term of this Agreement, the services of any employee, consultant, contractor or clinical investigator that has been debarred by the FDA or any other Governmental Authority or that is the subject of debarment proceedings by the FDA or any other Governmental Authority.  If a Party becomes aware that it or its sublicensees has breached the foregoing obligation, it will immediately notify the other Party in writing and provide full details of the circumstances and extent of such breach.

11.4                        Relationship of the Parties.  Each Party shall bear its own costs incurred in the performance of its obligations hereunder without charge or expense to the other except as

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

expressly provided in this Agreement.  Neither Party shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee benefits of such employee.  No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party’s approval.  For all purposes, the Parties’ legal relationship under this Agreement to each other shall be that of independent contractor.  This Agreement is not a partnership agreement and nothing in this Agreement shall be construed to establish a relationship of partners or joint venturers between the Parties.

11.5                        Registration of this Agreement.  To the extent, if any, that either Party concludes in good faith that it or the other Party is required to file or register this Agreement or a notification thereof with any Governmental Authority, such Party shall inform the other Party thereof.  If both Parties jointly agree that either Party is required to submit or obtain any such filing, registration or notification, they shall cooperate (Mersana’s cost and expense) in such filing, registration or notification and shall execute all documents reasonably required in connection therewith.  In such filing, registration or notification, the Parties shall request confidential treatment of sensitive provisions of this Agreement, to the extent permitted by Applicable Law.  The Parties shall promptly inform each other as to the activities or inquiries of any such Governmental Authority relating to this Agreement, and shall reasonably cooperate to respond to any request for further information therefrom on a timely basis.  Mersana shall be responsible for all costs and expenses associated with any such filings or requirements.

11.6                        Force Majeure.  The occurrence of an event which materially interferes with the ability of a Party to perform its obligations or duties hereunder which is not within the reasonable control of the Party affected or any of its sublicensees, and which could not with the exercise of Diligent Efforts have been avoided (“Force Majeure Event”), including, but not limited to, war, rebellion, earthquake, fire, accident, strike, riot, civil commotion, act of God, inability to obtain raw materials, delay or errors by shipping companies or change in Applicable Law, shall not excuse such Party from the performance of its obligations or duties under this Agreement, but shall merely suspend such performance during the Force Majeure Event.  The Party subject to a Force Majeure Event shall promptly notify the other Party of the occurrence and particulars of such Force Majeure Event and shall provide the other Party, from time to time, with its best estimate of the duration of such Force Majeure Event and with notice of the termination thereof.  The Party so affected shall use Diligent Efforts to avoid or remove such causes of non-performance as soon as is reasonably practicable.  Upon termination of the Force Majeure Event, the performance of any suspended obligation or duty shall without delay recommence.  The Party subject to the Force Majeure Event shall not be liable to the other Party for any damages arising out of or relating to the suspension or termination of any of its obligations or duties under this Agreement by reason of the occurrence of a Force Majeure Event, provided such Party complies in all material respects with its obligations under this Section 11.6.

11.7                        Dispute Resolution.  In the event of any dispute, controversy or claim hereunder arising out of or relating to this Agreement, either Party may, on [***] Business Days written notice to the other Party, initiate binding arbitration in accordance with the then-current rules of the ICC governing the arbitration of commercial disputes.  The Parties shall select a mutually acceptable arbitrator within [***] Business Days after the request of the Party invoking

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

this dispute resolution procedure.  If the Parties are unable to agree upon an arbitrator, the ICC shall select a qualified, independent arbitrator.  Such arbitration will be held in New York, New York.  The decision of the arbitrator will be final and binding on the Parties.  The prevailing Party may enforce any arbitration decision or award exclusively in the federal and state courts in the State of New York, New York, USA.  Notwithstanding the foregoing, either Party may seek injunctive, equitable or similar relief (without the requirement of arbitration) exclusively in any federal and state courts in the State of New York, New York, USA.

11.8                        Governing Law.  This Agreement shall be construed, and the respective rights of the Parties determined, according to the substantive law of New York without regard to the provisions governing conflict of laws, except matters of intellectual property law, which shall be determined in accordance with the intellectual property laws relevant to the intellectual property in question.  The United Nations Convention on the International Sale of Goods shall not apply to this Agreement.

11.9                        Attorneys’ Fees and Related Costs.  In the event that any legal proceeding is brought to enforce or interpret any of the provisions of this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys’ fees, court costs and expenses of litigation whether or not the action or proceeding results in a final judgment.

11.10                 Assignment.  This Agreement may not be assigned or transferred by either Party, in whole or in part, whether voluntarily or by operation of law, without the prior written consent of the other Party; provided that either Party may assign this Agreement, in whole or in part, to any of its Affiliates if such Party guarantees the performance of this Agreement by such Affiliate; and provided further that either Party may assign this Agreement to a successor to all or substantially all of the business or assets of such Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or other similar transaction.  Any assignment in violation of this provision is void and without effect.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their permitted successors, legal representatives and assigns.  In the event that Recepta assigns or transfers any of the Recepta Technology to a Third Party, Recepta shall impose on such assignee or transferee such obligations as are necessary so that Mersana retains and obtains all of the rights to which it is entitled with respect to such Recepta Technology under this Agreement.

11.11                 Notices.  All demands, notices, consents, approvals, reports, requests and other communications hereunder must be in writing, in English, and will be deemed to have been duly given only if delivered personally, by mail (first class, postage prepaid), or by overnight delivery using a globally-recognized carrier, to the Parties at the following addresses:

Mersana:	Recepta:
Mersana Therapeutics, Inc.	Recepta Biopharma, S.A.
840 Memorial Drive	Rua Tabapuã, 1123 conj 36
Cambridge, MA 02139	Itaim Bibi - São Paulo, SP
USA	CEP 04533 - 014
Attn: Chief Business Officer	Brazil
Attn: CEO

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

with a copy to:	with a copy to:
Gunderson Dettmer Stough Villeneuve	Mayer Brown LLP
Franklin and Hachigian, LLP
One Marina Park Drive, Suite 900	1221 Avenue of the Americas
Boston, MA 02210	New York, NY 10020
USA	USA
Attn: Timothy H. Ehrlich, Esq.	Attn: Reb D. Wheeler

or to such other address as the addressee shall have last furnished in writing in accord with this provision.  All notices shall be deemed effective upon receipt by the addressee.

11.12                 Severability.  If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

11.13                 Headings.  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

11.14                 Waiver.  No waiver of any term or condition of this Agreement shall be effective unless set forth in a written instrument duly executed by or on behalf of the waiving Party.  No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any prior, concurrent or future occasion.  Except as expressly set forth in this Agreement, all rights and remedies available to a Party, whether under this Agreement or afforded by Applicable Law or otherwise, will be cumulative and not in the alternative to any other rights or remedies that may be available to such Party.

11.15                 Entire Agreement.  This Agreement (including any exhibits or schedules hereto), together with the Three-Party Agreement, constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes all previous agreements and understandings between the Parties, whether written or oral, including, but not limited, to all proposals, negotiations, conversations, letters of intent, memoranda of understanding or discussions, between the Parties relating to the subject matter of this Agreement and all past dealing or industry custom.

11.16                 Modification.  This Agreement may be altered, amended or changed only by a writing making specific reference to this Agreement and the clause to be modified, which amendment is signed by duly authorized representatives of Mersana and Recepta.

11.17                 No Third Party Beneficiaries.  None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including, but not limited to, any creditor of either Party hereto.

11.18                 Ambiguities.  This Agreement shall be deemed to have been drafted jointly by both Parties; and ambiguities, if any, shall not be construed against either Party, irrespective of which Party may have actually drafted the ambiguous provision.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

11.19                 Counterparts.  This Agreement may be executed in counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

[Remainder of Page Intentionally Left Blank]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, Mersana and Recepta, by their duly authorized officers, have executed this Agreement as of the Effective Date.

MERSANA THERAPEUTICS, INC.		RECEPTA BIOPHARMA S.A.

By:	/s/ Eva M. Jack	By:	/s/ José Fernando Perez

Name:	Eva M. Jack	Name:	José Fernando Perez

Title:	Chief Business Officer	Title:	President

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT 1

RECEPTA PATENTS

No.	Country Code	Filing Type	Application Number	Filing Date	Patent/publication Number	Issue Date	Status	Title	Inventors
1.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

No.	Country Code	Filing Type	Application Number	Filing Date	Patent/publication Number	Issue Date	Status	Title	Inventors
9.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
14.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
15.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

EXHIBIT 1 TO LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT 2

JOINT PRESS RELEASE

[Please see attached]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.